[EXECUTION COPY]

SALE AND SERVICING AGREEMENT

among

FRANKLIN AUTO TRUST 2006-1,
as Issuer,

FRANKLIN RECEIVABLES LLC,
as Depositor,

FRANKLIN CAPITAL CORPORATION,
as Servicer and Sponsor,

and

FRANKLIN RESOURCES, INC.,
as Representative

Dated as of September 1, 2006

Table of Contents

Page

ARTICLE I

Definitions

SECTION 1.1

Definitions

1

SECTION 1.2

Other Definitional Provisions.

20

ARTICLE II

Conveyance of Receivables

SECTION 2.1

Conveyance of Receivables

21

ARTICLE III

The Receivables

SECTION 3.1

Representations and Warranties of the Depositor

22

SECTION 3.2

Repurchase upon Breach

27

SECTION 3.3

Custody of Receivable Files

28

SECTION 3.4

Duties of Servicer as Custodian

28

SECTION 3.5

Instructions; Authority To Act

29

SECTION 3.6

Custodian’s Indemnification

29

SECTION 3.7

Effective Period and Termination

30

SECTION 3.8

Article Nine Provisions

30

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.1

Duties of Servicer

31

SECTION 4.2

Collection and Allocation of Receivable Payments

32

SECTION 4.3

Realization upon Receivables

34

SECTION 4.4

Financed Vehicle Insurance

34

SECTION 4.5

Maintenance of Security Interests in Financed Vehicles

34

SECTION 4.6

Covenants of Servicer

35

SECTION 4.7

Purchase of Receivables upon Breach

35

SECTION 4.8

Servicing Fee

35

SECTION 4.9

Servicer’s Certificate

36

SECTION 4.10

Assessment as to as to Compliance and Accountants

Attestation; Notice of Default.

36

SECTION 4.11

[Reserved].

37

SECTION 4.12

Access to Certain Documentation and Information Regarding

Receivables

37

SECTION 4.13

Servicer Expenses

38

SECTION 4.14

Appointment of Subservicer

38

SECTION 4.15

Obligations under Basic Documents

39

SECTION 4.16

Reports to the Rating Agencies

39

SECTION 4.17

Information to be Provided by the Servicer

39

SECTION 4.18

Remedies

40

ARTICLE V

Distributions; Statements to Certificateholders and Noteholders

SECTION 5.1

Establishment of Trust Accounts.

40

SECTION 5.2

Collections

42

SECTION 5.3

Application of Collections

43

SECTION 5.4

Letter of Credit

43

SECTION 5.5

Additional Deposits

44

SECTION 5.6

Distributions

44

SECTION 5.7

Spread Account

46

SECTION 5.8

Statements to Certificateholders and Noteholders

46

SECTION 5.9

Net Deposits

47

SECTION 5.10

Control of Trust Accounts and Spread Account.

48

ARTICLE VI

The Depositor

SECTION 6.1

Representations of the Depositor

50

SECTION 6.2

Corporate Existence

52

SECTION 6.3

Liability of Depositor; Indemnities

52

SECTION 6.4

Merger or Consolidation of, or Assumption of the Obligations

of, the Depositor

53

SECTION 6.5

Limitation on Liability of Depositor and Others

54

SECTION 6.6

Depositor May Own Certificates or Notes

54

ARTICLE VII

The Servicer

SECTION 7.1

Representations of Servicer

54

SECTION 7.2

Indemnities of Servicer

56

SECTION 7.3

Merger or Consolidation of, or Assumption of the Obligations

of, the Servicer

57

SECTION 7.4

Limitation on Liability of the Servicer and Others

57

SECTION 7.5

Servicer Not To Resign

58

ARTICLE VIIA

The Representative

SECTION 7A.1     Representations of Franklin Resources.

58

SECTION 7A.2     Limitation on Liability of Franklin Resources and Others.

60

ARTICLE VIII

Default

SECTION 8.1

Servicer Default

60

SECTION 8.2

Appointment of Successor

62

SECTION 8.3

[Reserved].

62

SECTION 8.4

Notification to Noteholders and Certificateholders

63

SECTION 8.5

Waiver of Past Defaults

63

ARTICLE IX

Termination

SECTION 9.1

Optional Purchase of All Receivables

63

ARTICLE X

Administrative Duties of the Servicer

SECTION 10.1

Administrative Duties.

64

SECTION 10.2

Records

66

SECTION 10.3

Additional Information to be Furnished to the Issuer

67

SECTION 10.4

[RESERVED]

67

SECTION 10.5

Relocation of Receivables

67

ARTICLE XI

Miscellaneous Provisions

SECTION 11.1

Amendment

67

SECTION 11.2

Protection of Title to Trust

68

SECTION 11.3

Notices

70

SECTION 11.4

Assignment

71

SECTION 11.5

Limitations on Rights of Others

71

SECTION 11.6

Severability

71

SECTION 11.7

Separate Counterparts

72

SECTION 11.8

Headings

72

SECTION 11.9

Governing Law

72

SECTION 11.10

Assignment to Indenture Trustee

72

SECTION 11.11

Nonpetition Covenants

72

SECTION 11.12

Limitation of Liability of Owner Trustee, Indenture Trustee

and Indenture Collateral Agent

72

SECTION 11.13

Independence of the Servicer

73

SECTION 11.14

No Joint Venture

73

SECTION 11.15

Third-Party Beneficiaries

73

SECTION 11.16

Intent of the Parties; Reasonableness

73

SCHEDULES

Schedule A	-	Schedule of Receivables
Schedule B	-	Location of Receivables

EXHIBITS

Exhibit A	-	Form of Servicer’s Certificate
Exhibit B	-	Form of Annual Certification
Exhibit C	-	Form of Monthly Noteholder and Certificateholder Statement

SALE AND SERVICING AGREEMENT, dated as of September 1, 2006 among FRANKLIN AUTO TRUST 2006-1, a Delaware statutory trust (the “Issuer”), FRANKLIN RECEIVABLES LLC, a Delaware limited liability company (the “Depositor”), FRANKLIN CAPITAL CORPORATION, a Utah corporation (the “Servicer,” the “Sponsor” or “Franklin Capital”), and FRANKLIN RESOURCES, INC., a Delaware corporation (“Franklin Resources” or the “Representative”).

WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by Franklin Capital and Franklin SPE LLC (“Franklin SPE”);

WHEREAS, the Depositor has purchased such receivables from Franklin Capital and Franklin SPE and is willing to sell such receivables to the Issuer; and

WHEREAS, the Servicer is willing to service all such receivables.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.1

Definitions.  Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Additional Servicing Fee” means, with respect to any Distribution Date, the fee payable to the Servicer for services rendered, which shall be equal to one-twelfth (or in the case of the October 2006 Distribution Date, 10/360) of the excess, if any of (a) the applicable Servicing Fee Rate multiplied by the Pool Balance applicable to Prime Receivables, Non-Prime Receivables and Sub-Prime Receivables, as applicable as of the last day of the second Monthly Period preceding such Distribution Date over (b) 1.25% multiplied by the Pool Balance as of the last day of the second Monthly Period preceding such Distribution Date.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.  A Person shall not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service, car club and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges as stated in the related Contract or as recalculated based upon the terms of such Contract.

“Available Collections” means, with respect to any Determination Date, the sum (without double counting) of (i) the Collected Funds for such Determination Date, (ii) all Purchase Amounts deposited in the Collection Account during the related Monthly Period, and proceeds of any repurchase by a Dealer pursuant to Dealer Agreement, (iii) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Indenture Trustee for distribution pursuant to Section 5.6 of the Indenture, and (iv) any Insolvency Proceeds received pursuant to Section 9.1(b) of this Agreement.

“Available Funds” means, with respect to any Distribution Date, the sum, for such Determination Date, of (i) the Available Collections for the immediately preceding Determination Date, (ii) the Spread Account Transfer Amount, if any and (iii) the Letter of Credit Draw Amount, if any.

“Base Servicing Fee” means, with respect to Distribution Date, the fee payable to the Servicer for services rendered, which shall be equal to one-twelfth (or in the case of the October 2006 Distribution Date, 10/360) of the applicable Servicing Fee Rate multiplied by the Pool Balance applicable to Prime Receivables, Non-Prime Receivables and Sub-Prime Receivables, as applicable as of the last day of the second Monthly Period preceding such Distribution Date; provided that the Base Servicing Fee shall not be greater than one-twelfth of 1.25% per annum multiplied by the Pool Balance as of the last day of the second Monthly Period preceding such Distribution Date.

“Basic Documents” means the Certificate of Trust, the Trust Agreement, this Agreement, the Indenture, the Letter of Credit Reimbursement Agreement, the Letter of Credit, the Servicer Deposit Support Agreement, the Purchase Agreement, the Depository Agreement and other documents and certificates delivered in connection therewith.

“Business Day” means a day other than a Saturday, a Sunday or other day on which commercial banks located in the states of California, Delaware, New York or Utah are authorized or obligated to be closed.

“Certificate” means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

“Certificate Distribution Account” has the meaning assigned to such term in the Trust Agreement.

“Certificateholder” means each person in whose name a Certificate is registered.

“Class” means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes or Class C Notes, as the context requires.

“Class A Notes” means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

“Class A-1 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2 Notes” has the meaning assigned to such term in the Indenture.

“Class A-3 Notes” has the meaning assigned to such term in the Indenture.

“Class A-4 Notes” has the meaning assigned to such term in the Indenture.

“Class A Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date, the sum of the Noteholders’ Monthly Interest Distributable Amount for each class of Class A Notes for such Distribution Date and the Noteholders’ Interest Carryover Shortfall for each class of Class A Notes for such Distribution Date.

“Class B Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date, the sum of the Noteholders’ Monthly Interest Distributable Amount for the Class B Notes for such Distribution Date and the Noteholders’ Interest Carryover Shortfall for the Class B Notes for such Distribution Date.

“Class B Notes” has the meaning assigned to such term in the Indenture.

“Class C Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date, the sum of the Noteholders’ Monthly Interest Distributable Amount for the Class C Notes for such Distribution Date and the Noteholders’ Interest Carryover Shortfall for the Class C Notes for such Distribution Date.

“Class C Notes” has the meaning assigned to such term in the Indenture.

“Closing Date” means October 10, 2006.

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

“Collected Funds” means, with respect to any Determination Date, the amount of funds in or to be deposited in the Collection Account representing collections (excluding amounts constituting the Supplemental Servicing Fee) on the Receivables during the related Monthly Period, including all Net Liquidation Proceeds collected during the related Monthly Period (but excluding any Purchase Amounts).

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1 of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Computer Tape” means the computer tapes or other electronic media furnished by or on behalf of the Depositor to the Issuer and its assigns describing certain characteristics of the Receivables as of the Cutoff Date.

“Contract” means a motor vehicle retail installment sale contract.

“Control” has the meaning specified in Section 8-106 of the New York UCC.

“Controlling Class” will be the Class A Notes until they are paid in full; thereafter the Class B Notes until they are paid in full; and thereafter the Class C Notes.

“Corporate Trust Office” means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this Agreement is 1011 Centre Road, Suite 200, Wilmington, Delaware 19805, Attention:  Corporate Trust Department and (ii) with respect to the Indenture Trustee and the Indenture Collateral Agent, the principal corporate office of the Indenture Trustee, which at the time of execution of this Agreement is (a) solely for purposes of the transfer, surrender or exchange of the Notes, 111 Wall Street, 15th Floor Window, New York, New York 10005, Attn: Corporate Trust Services – Franklin Auto 2006-1, and (b) for all other purposes, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attn: Structured Finance Agency and Trust -  Franklin Auto 2006-1.

“Cram Down Loss” means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to the excess of (i) the principal balance of such Receivable immediately prior to such order over (ii) the principal balance of such Receivable as so reduced.  A “Cram Down Loss” shall be deemed to have occurred on the date of issuance of such order.

“Credit Enhancement Target Amount” means, with respect to any Distribution Date, the lesser of (1) the aggregate outstanding principal amount of the Notes immediately after all distributions on such Distribution Date and (2) the greatest of (a) 5.25% of the Pool Balance as of the end of the related Monthly Period, (b) 1.50% of the Original Pool Balance and (c) if a Cumulative Net Loss Trigger is in effect for such Distribution Date, the sum of the amount on deposit in the Spread Account immediately after the prior Distribution Date and the Letter of Credit Available Amount for the prior Distribution Date less any Letter of Credit Draw Amounts on the prior Distribution Date.

“Cumulative Net Loss Trigger” will be in effect for a Distribution Date if the percentage equivalent of a fraction, the numerator of which is the difference of (1) the aggregate Principal Balance of all Receivables that became Liquidated Receivables from the Cutoff Date through and including the end of the related Monthly Period and (2) all amounts collected with respect to such Receivables after they became Liquidated Receivables, and the denominator of which is the Original Pool Balance, exceeds the percentage set forth below for such Distribution Date:

Distribution Date	Cumulative Net Loss Percentage	Distribution Date	Cumulative Net Loss Percentage
October 2006	0.20%	March 2008	3.35%
November 2006	0.20%	April 2008	3.60%
December 2006	0.20%	May 2008	3.85%
January 2007	0.20%	June 2008	4.05%
February 2007	0.40%	July 2008	4.30%
March 2007	0.60%	August 2008	4.55%
April 2007	0.80%	September 2008	4.80%
May 2007	1.05%	October 2008	5.00%
June 2007	1.25%	November 2008	5.20%
July 2007	1.45%	December 2008	5.40%
August 2007	1.65%	January 2009	5.60%
September 2007	1.85%	February 2009	5.80%
October 2007	2.15%	March 2009	6.05%
November 2007	2.40%	April 2009	6.25%
December 2007	2.65%	May 2009	6.45%
January 2008	2.90%	June 2009 and and thereafter	6.50%
February 2008	3.10%

“Cutoff Date” means September 1, 2006.

“Dealer” means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Franklin Capital under an existing agreement between such dealer and Franklin Capital.

“Dealer Agreement” means any agreement between a Dealer and Franklin Capital relating to the acquisition of Receivables from a Dealer by Franklin Capital.

“Delivery” when used with respect to Trust Account Property means:

(a)

with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery (“Physical Property”):

(i)

transfer of possession thereof to the Indenture Trustee, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank;

(b)

with respect to a certificated security:

(i)

delivery thereof in bearer form to the Indenture Collateral Agent; or

(ii)

delivery thereof in registered form to the Indenture Collateral Agent and

(A)

the certificate is endorsed to the Indenture Collateral Agent or in blank by effective endorsement; or

(B)

the certificate is registered in the name of the Indenture Collateral Agent, upon original issue or registration of transfer by the Issuer;

(c)

with respect to an uncertificated security:

(i)

the delivery of the uncertificated security to the Indenture Collateral Agent; or

(ii)

the Issuer has agreed that it will comply with instructions originated by the Indenture Collateral Agent without further consent by the registered owner;

(d)

with respect to any security issued by the U.S. Treasury that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

(i)

a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

(ii)

the participant indicates by book entry that the book-entry security has been credited to the Indenture Collateral Agent securities account; and

(e)

with respect to a security entitlement:

(i)

the Indenture Collateral Agent becomes the entitlement holder; or

(ii)

the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Collateral Agent without further consent by the entitlement holder.

(f)

For the purpose of  (b) and (c) hereof “delivery” means:

(i)

with respect to a certificated security:

(A)

the Indenture Collateral Agent acquires possession thereof;

(B)

another person (other than a securities intermediary) either acquires possession thereof on behalf of the Indenture Collateral Agent or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Collateral Agent; or

(C)

a securities intermediary acting on behalf of the Indenture Collateral Agent acquires possession thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Collateral Agent by an effective endorsement;

(ii)

with respect to an uncertificated security:

(A)

the issuer registers the Indenture Collateral Agent as the registered owner, upon original issue or registration of transfer; or

(B)

another person (other than a securities intermediary) either becomes the registered owner thereof on behalf of the Indenture Collateral Agent or, having previously become the registered owner, acknowledges that it holds for the Indenture Collateral Agent;

(g)

for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

(i)

“certificated security”

(ii)

“effective endorsement”

(iii)

“entitlement holder”

(iv)

“instrument”

(v)

“securities account”

(vi)

“securities entitlement”

(vii)

“securities intermediary”

(viii)

“uncertificated security”

(h)

in each case of Delivery contemplated herein, the Indenture Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

“Depositor” means Franklin Receivables LLC, a Delaware limited liability company, and its successors in interest to the extent permitted hereunder.

“Depositor Indemnification Cap” has the meaning assigned thereto in Section 6.3 of this Agreement.

“Depository Agreement” means the Note Depository Agreement.

“Determination Date” means, with respect to any Distribution Date, the fifth Business Day immediately preceding such Distribution Date.

“Discounted Receivable” means each of the 15 Receivables that would have had an interest rate of less than 5.49% if not for the discounting of these Receivables by the Depositor as of the Cutoff Date.

“Distribution Date” means, with respect to each Monthly Period, the twentieth day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing in October 2006.

“Eligible Deposit Account” means either (a) an account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

“Eligible Institution” means (a) the corporate trust department of the Indenture Trustee or any other entity specified in this Agreement or (b) a depository institution organized under the laws of the United States of America, or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of “AA-” or better by Standard & Poor’s and “Aa2” or better by Moody’s or (B) a certificate of deposit rating of “A-1+” or better by Standard & Poor’s and “Prime-1” or better by Moody’s, or any other short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.  If so qualified under clause (b) above, the Owner Trustee or the Indenture Trustee may be considered an Eligible Institution.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a)

direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b)

demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America, or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor’s of “A-1+” and from Moody’s of “Prime-1”;

(c)

commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor’s of “A-1+” and from Moody’s of “Prime-1”;

(d)

investments in money market funds (including funds managed or advised by the Indenture Trustee or the Owner Trustee or for which any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor’s of “AAA-m” or “AAAm-G” and from Moody’s of “Aaa”;

(e)

bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f)

repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

(g)

any demand deposit in a trust account maintained by Citibank, N.A.; provided that such deposits shall consist of direct obligations of, and obligations guaranteed as to timely payment by, Citibank, N.A.; provided, further, that Citibank, N.A. is rated at least “A-1” by Standard & Poor’s and “P-1” by Moody’s and that such deposits shall not represent more than 20% of the outstanding amount of the Notes; and

(h)

any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Notes.

Any of the foregoing Eligible Investments may be purchased by or through the Owner Trustee, the Indenture Trustee or any of their Affiliates.

“Eligible Letter of Credit Bank” means an institution with (i) a short-term unsecured debt rating at least equal to “A-1+” from Standard & Poor's and “Prime-1” from Moody’s (in either case, such lower ratings as may be permitted by Standard & Poor’s or Moody’s) and (ii) a long-term unsecured debt rating at least equal to “A1” by Moody’s (or such lower rating as may be permitted by Moody’s).

“Entitlement Order” shall have the meaning specified in Section 8-102 of the New York UCC.

“FCC Receivables” shall mean the Receivables listed on Schedule A hereto on the Closing Date.

“FDIC” means the Federal Deposit Insurance Corporation.

“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the October 2007 Distribution Date, (ii) the Class A-2 Notes, the October 2009 Distribution Date, (iii) the Class A-3 Notes, the January 2011 Distribution Date, and (iv) the Class A-4 Notes, Class B Notes and Class C Notes, the July 2014 Distribution Date.

“Final Scheduled Maturity Date” means June 30, 2014.

“Financed Vehicle” means a new or used automobile or light-truck, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“Financial Asset” has the meaning specified in Section 8-102(a)(9) of the New York UCC.

“First Payment Default” means any Receivable for which the first scheduled payment remains unpaid as of the date upon which the second scheduled payment has become due.

“First Priority Principal Distribution Amount” means, with respect to any Distribution Date, the excess of (i) the aggregate Outstanding Amount of the Class A Notes as of the preceding Distribution Date (after giving effect to distributions thereon) or in the case of the first Distribution Date, as of the Closing Date, over (ii) the Pool Balance as of the end of the related Monthly Period; provided, however that such amount shall not be less than zero; provided, further, that, on the Final Scheduled Distribution Date for a Class of Class A Notes, the First Priority Principal Distributable Amount will not be less than the aggregate Outstanding Amount of such Class of Notes and all earlier maturing Class A Notes.

“Franklin SPE” means Franklin SPE LLC and its successors in interest.

“Indenture” means the Indenture dated as of September 1, 2006 among the Issuer, the Indenture Collateral Agent and the Indenture Trustee, as the same may be amended and supplemented from time to time.

“Indenture Collateral Agent” means the Person acting as Indenture Collateral Agent under the Indenture, its successors in interest and any successor Indenture Collateral Agent under the Indenture.

“Indenture Trustee” means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Proceeds” shall have the meaning set forth in Section 9.1(b) of this Agreement.

“Interest Period” means, with respect to any Distribution Date (i) with respect to the Class A-1 Notes, from and including the most recent Distribution Date on which interest has been paid (or from and including the Closing Date in the case of the first Distribution Date) to but excluding the following Distribution Date and (ii) with respect to each Class of Notes other than the Class A-1 Notes, from and including the twentieth day of the calendar month preceding each Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to but excluding, the twentieth day of the following calendar month.

“Interest Rate” means, with respect to (i) the Class A-1 Notes, 5.36% per annum, (ii) the Class A-2 Notes, 5.20% per annum, (iii) the Class A-3 Notes, 5.04% per annum, (iv) the Class A-4 Notes, 5.03% per annum, (v) the Class B Notes, 5.14% per annum, (vi) the Class C Notes, 5.41% per annum (in the case of the Class A-1 Notes, computed on the actual number of days elapsed and a 360-day year, and in the case of all other Classes of Notes, computed on the basis of a 360-day year consisting of twelve 30-day months).

“Investment Earnings” means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts (other than the Spread Account) and the Certificate Distribution Account.

“Issuer” means Franklin Auto Trust 2006-1.

“Letter of Credit”  means the letter of credit dated October 10, 2006 provided by the Letter of Credit Provider.

“Letter of Credit Available Amount”  means, for any Distribution Date, the least of (1) the aggregate outstanding principal amount of the Notes immediately after giving effect to all distributions on the prior Distribution Date, (2) the Letter of Credit Available Amount for the prior Distribution Date less any Letter of Credit Draw Amounts on the previous Distribution Date and (3) so long as a Cumulative Net Loss Trigger is not in effect for the Distribution Date, the greater of (a) 5.25% of the Pool Balance as of the end of the Monthly Period preceding the related Monthly Period and (b) 1.50% of the Original Pool Balance, minus the lesser of (i) 0.50% of the Original Pool Balance and (ii) the amount on deposit in the Spread Account immediately after the preceding Distribution Date.

“Letter of Credit Commitment Fee”  means, for any Distribution Date, a monthly fee equal to the product of (a) one-twelfth of 0.25% per annum and (b) the Letter of Credit Available Amount for such Distribution Date.

“Letter of Credit Demand” shall have the meaning set forth in Section 5.4(a) of this Agreement.

“Letter of Credit Draw Amount” means, (1) with respect to any Distribution Date, an amount equal to the lesser of (a) the excess, if any, of the Total Required Payment over Available Funds (excluding any Letter of Credit Draw Amounts) and (b) the Letter of Credit Available Amount for that Distribution Date, (2) with respect to all other events allowing the Letter of Credit to be drawn upon, other than events covered under clause (1) or (3) of this definition of “Letter of Credit Draw Amount”, the Letter of Credit Available Amount for the preceding Distribution Date less any Letter of Credit Draw Amount for the preceding Distribution Date and (3) with respect to draw pursuant to a notice from the Servicer to the Indenture Trustee that the Letter of Credit Available Amount represents 9% or more of the cash flow supporting the Notes as determined by Franklin Capital Corporation, the Letter of Credit Available Amount.

“Letter of Credit Draw Amount Claim Date” means, (1) with respect to the Letter of Credit Draw Amount for any Distribution Date, the fourth Business Day immediately preceding such Distribution Date, (2) the sixth Business Day following the receipt of a Moody’s Down-Grade Notice by the Indenture Trustee if an Eligible Letter of Credit Bank has not entered into a replacement Letter of Credit by such day, (3) the fourth Business Day immediately preceding the thirtieth day following the receipt of an S&P Down-Grade Notice by the Indenture Trustee if an Eligible Letter of Credit Bank has not entered into a replacement Letter of Credit by such day, (4) the fourth Business Day immediately preceding the Letter of Credit Stated Termination Date and (5) the fourth Business Day immediately following notice by the Servicer to the Indenture Trustee that the Letter of Credit Available Amount represents 9% or more of the cash flow supporting the Notes as determined by Franklin Capital Corporation.

“Letter of Credit Provider” means Deutsche Bank AG, New York Branch, its successors in interest and any successor Letter of Credit Provider under the Letter of Credit.

“Letter of Credit Reduction Amount” means with respect to any Distribution Date (1) the Letter of Credit Available Amount for the preceding Distribution Date less any Letter of Credit Draw Amounts for such Distribution Date minus (2) the Letter of Credit Available Amount for the Current Distribution Date.

“Letter of Credit Reimbursement Agreement” means the agreement dated as of October 10, 2006 among the Letter of Credit Provider, the Issuer, Franklin Resources and the Servicer.

“Letter of Credit Stated Termination Date” means the date on which the Letter of Credit terminates which automatically extends unless the Letter of Credit Provider provides notice as provided in the Letter of Credit.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title.  In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” shall mean only a certificate or notification, if any, issued to a secured party.

“Liquidated Receivable” means, with respect to any Determination Date, a Receivable as to which, as of the last day of the related Monthly Period, any of the following events has occurred (i.e., the earliest to occur of the following events):  (i) the Servicer has determined in good faith that all amounts it expects to recover have been received, (ii) other than with respect to a Receivable for which the related Obligor is subject to a bankruptcy proceeding, more than $25.00 of a scheduled payment is 120 or more days delinquent and the Financed Vehicle has been in the Servicer’s possession for a period of at least 45 days, (iii) more than $25.00 of a scheduled payment is 120 or more days delinquent, the Servicer has not repossessed the Financed Vehicle and the Obligor has not declared bankruptcy or (iv) the Financed Vehicle has been sold and the proceeds received.  In any case, if more than $25.00 of principal and interest on a Receivable as of the last day of the related Monthly Period is 180 or more days delinquent, then such Receivable shall be a Liquidated Receivable and shall have a Principal Balance of zero.

“Monthly Period” means, with respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

“Moody’s” means Moody’s Investors Service, Inc., or its successor.

“Moody’s Down-Grade” means the short-term unsecured debt rating of the Letter of Credit Bank has been downgraded below “Prime-1” by Moody’s or the long-term senior unsecured debt rating of the Letter of Credit Bank has been withdrawn or downgraded below “A1” by Moody’s.

“Moody’s Down-Grade Notice” means the notice that the Servicer shall provide to the Indenture Trustee within one Business Day after a Moody’s Down-Grade.

“Net Liquidation Proceeds” means, with respect to Liquidated Receivables, (i) proceeds from the disposition of the Financed Vehicles relating to the Liquidated Receivables, less reasonable Servicer out-of-pocket costs, including repossession and resale expenses not already deducted from such proceeds, and any amounts required by law to be remitted to the Obligor, (ii) any proceeds from an Insurance Policy or (iii) other monies received from the Obligor or otherwise.

“Non-Prime Receivables” means those Receivables indicated on Schedule A hereto as non-prime.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(ii) of this Agreement.

“Note Pool Factor” means, with respect to each Class of Notes and the close of business on any Distribution Date, a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes as of such Distribution Date after giving effect to principal distributions on such date divided by the original outstanding principal amount of such Class of Notes.

“Noteholder” or “Holder” means the Person in whose name a Note is registered on the Note Register.

“Noteholders’ Interest Carryover Shortfall” means, with respect to the first Distribution Date and a Class of Notes, zero, and with respect to any other Distribution Date and a Class of Notes, the excess of the Noteholders’ Interest Distributable Amount for such Class for the preceding Distribution Date, over the amount in respect of interest that was actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of such Class on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rate borne by such Class of Notes and calculated for the related Interest Period.

“Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date and a Class of Notes; the sum of the Noteholders’ Monthly Interest Distributable Amount for such Class of Notes for such Distribution Date and the Noteholders’ Interest Carryover Shortfall for such Class of Notes for such Distribution Date.

“Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and any Class of Notes, interest accrued during the related Interest Period at the Interest Rate borne by such Class of Notes on the outstanding principal amount of the Notes of such Class immediately preceding such Distribution Date, calculated (i) in the case of the Class A-1 Notes, on the basis of the actual number of days elapsed in the related Interest Period and a 360-day year and (ii) in the case of all other Classes of Notes, on the basis of a 360-day year consisting of twelve 30-day months.

“Notes” means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, Class B Notes and Class C Notes.

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officer’s Certificate” means a certificate signed by the (a) chairman of the board, the president, any executive vice president or any vice president and (b) any executive vice president, vice president, treasurer, assistant treasurer, controller, secretary or assistant secretary of the Representative, the Depositor or the Servicer, as appropriate.

“Opinion of Counsel” means one or more written opinions of counsel who may be an employee of or counsel to the Representative, the Depositor or the Servicer, which counsel shall be reasonably acceptable to the addressees.

“Original Pool Balance” means the aggregate Principal Balance of the Receivables as of the Cutoff Date.

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Pool Balance” means, as of the end of any Monthly Period (other than the initial Monthly Period), the Pool Balance for the immediately preceding Monthly Period, or in the case of the initial Monthly Period the Original Pool Balance, less an amount equal to the sum of the following amounts with respect to the related Monthly Period, computed in accordance with the Simple Interest Method:  (i) that portion of all collections on Receivables allocable to principal, including full and partial principal prepayments, received during such Monthly Period, (ii) the Principal Balance of each Receivable that was purchased or repurchased by Franklin Capital, the Depositor, the Servicer or any affiliate of any of them as of the last day of such Monthly Period, (iii) without duplication of amounts in clause (ii), the Principal Balance of each Receivable that became a Liquidated Receivable during such Monthly Period and (iv) the aggregate amount of Cram Down Losses during such Monthly Period.

“Prime Receivables” means those Receivables indicated on Schedule A hereto as prime.

“Principal Balance” means, with respect to any Receivable, as of any date, the Amount Financed (as reduced for a Discounted Receivable by the amount discounted as of the Cutoff Date) minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable (and in the case of a Discounted Receivable, the discounting of the Receivable) and (ii) any Cram Down Loss in respect of such Receivable.

“Purchase Agreement” means the Purchase Agreement dated as of September 1, 2006 among the Depositor, Franklin Capital and Franklin SPE LLC pursuant to which the Depositor acquired the Receivables, as such Agreement may be amended from time to time.

“Purchase Amount” means, with respect to any Receivable required to be repurchased or purchased pursuant to Section 3.2 or Section 4.7 of this Agreement or as to which the Servicer has exercised the purchase option pursuant to Section 9.1(a) of this Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof and (ii) all accrued and unpaid interest thereon (including one month’s interest thereon, in the month of payment, at the APR less, so long as Franklin Capital is the Servicer, the Base Servicing Fee) after giving effect to the receipt of any amounts collected (from whatever source) on such Receivable, if any.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Monthly Period by the Servicer pursuant to Section 4.7 of this Agreement, repurchased by the Depositor, or the Representative pursuant to Section 3.2 of this Agreement or purchased by Franklin Capital pursuant to the Purchase Agreement.

“Rating Agency” means Moody’s and Standard & Poor’s.

“Rating Agency Condition” means, with respect to any action or amendment that either (i) each Rating Agency confirms in writing that such amendment will not result in a reduction or withdrawal of such rating or (ii) none of the Rating Agencies, within 10 days after receipt of notice of such action or amendment, shall have notified the Depositor, the Servicer or the Owner Trustee in writing that such action or amendment will result in a reduction or withdrawal of the then current rating of any Class of the Notes.

“Realized Losses” means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable (immediately prior to it becoming a Liquidated Receivable) over the Net Liquidation Proceeds to the extent allocable to principal.

“Receivable” means any Contract listed on Schedule A (which Schedule may be in electronic form or in the form of microfiche).

“Receivable Files” means the documents specified in Section 3.3 of this Agreement.

“Receivables Property” shall have the meaning specified in Section 2.1.

“Record Date” means, with respect to each Distribution Date, the day immediately preceding such Distribution Date, unless otherwise specified in this Agreement.

“Registrar of Titles” means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regular Principal Distribution Amount” means, with respect to any Distribution Date, the excess of (i) the aggregate Outstanding Amount of the Notes as of the preceding Distribution Date (after giving effect to distributions thereon) or in the case of the first Distribution Date, as of the Closing Date, over (ii) the sum of (a) the Pool Balance, (b) the First Priority Principal Distribution Amount and (c) the Second Priority Principal Distribution Amount; provided, however that such amount shall not be less than zero; provided, further, that, on the Final Scheduled Distribution Date for the Class C Notes, the Regular Principal Distribution Amount will not be less than the Outstanding Amount of the Class C Notes.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Representative” means Franklin Resources, Inc., a Delaware corporation, and its successors and assigns.

“S&P Down-Grade” means the short-term unsecured debt rating of the Letter of Credit Bank has been withdrawn or downgraded below “A-1+” by Standard & Poor’s.

“S&P Down-Grade Notice” means the notice that the Servicer is required to provide to the Indenture Trustee promptly after it has learned the Letter of Credit Provider is subject to a S&P Down-Grade.

“Schedule of Receivables” has the meaning assigned thereto in Section 3.1(d) of this Agreement.

“Second Priority Principal Distribution Amount” means, with respect to any Distribution Date, the excess of (i) the aggregate Outstanding Amount of the Class A Notes and Class B Notes as of the preceding Distribution Date (after giving effect to distributions thereon) or in the case of the first Distribution Date, as of the Closing Date, over (ii) the sum of (a) the Pool Balance and (b) the First Priority Principal Distribution Amount; provided, however that such amount shall not be less than zero; provided, further, that, on the Final Scheduled Distribution Date for any Class of Notes, the Second Priority Principal Distribution Amount will not be less than the Outstanding Amount of the Class B Notes.

“Securities Act” means the Securities Act of 1933, as amended.

“Servicer” means Franklin Capital, as the servicer of the Receivables, and each successor Servicer pursuant to Section 7.3 or 8.2 of this Agreement.

“Servicer Default” means an event specified in Section 8.1 of this Agreement.

“Servicer Deposit Support Agreement” means the Servicer Deposit Support Agreement dated October 10, 2006, made by Franklin Resources in favor of the Indenture Trustee under the Indenture.

“Servicer’s Certificate” means an Officer’s Certificate of the Servicer delivered pursuant to Section 4.9 of this Agreement, substantially in the form of Exhibit A to this Agreement.

“Servicing Fee” has the meaning specified in Section 4.8 of this Agreement.

“Servicing Fee Rate” means with respect to (i) Prime Receivables, 1.0% per annum, (ii) Non-Prime Receivables, 1.5% per annum and (iii) Sub-Prime Receivables, 2.0% per annum.

“Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made (in some states assuming 30 day months), divided by the actual number of days in a year (360 days in states which assume 30 day months) and the remainder of such payment is allocable to principal.

“Simple Interest Receivable” means any Receivable under which the portions of a payment allocable to interest and principal are determined in accordance with the Simple Interest Method.

“Specified Spread Account Balance” means for each Distribution Date, the Credit Enhancement Target Amount for such Distribution Date minus the Letter of Credit Available Amount for such Distribution Date.

“Sponsor” means Franklin Capital and its successor and assigns.

“Spread Account” means the account designated as such, established and maintained pursuant to Section 5.1 of this Agreement.

“Spread Account Deposit Amount” means with respect to any Distribution Date the Specified Spread Account Balance for such Distribution Date less the amount on deposit in the Spread Account immediately prior to such Distribution Date.

“Spread Account Excess Amount” means, with respect to any Distribution Date, an amount equal to the excess, if any, of (a) the amount of cash or other immediately available funds in the Spread Account on that Distribution Date, after giving effect to any other withdrawals from and deposits to the Spread Account relating to that Distribution Date, over (b) the Specified Spread Account Balance with respect to that Distribution Date.

“Spread Account Transfer Amount” means, with respect to any Distribution Date, an amount equal to the lesser of (a) the amount of cash or other immediately available funds on deposit in the Spread Account on such Distribution Date, before giving effect to any other withdrawals therefrom relating to such Distribution Date, and (b) the amount, if any, by which (1) the Total Required Payments for such Distribution Date exceeds (2) the Available Collections for such Distribution Date.

“Standard & Poor’s” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

“Subcontractor” means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of the Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or a Subservicer.

“Sub-Prime Receivables” means those Receivables indicated on Schedule A hereto as sub-prime.

“Subservicer”:  means any Person that services Receivables on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

“Supplemental Servicing Fee” means, with respect to any Monthly Period, charges collected (from whatever source) on the Receivables during such Monthly Period including late fees, prepayment fees, administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables, plus reinvestment proceeds on any payments received in respect of Receivables during the related Monthly Period.

“Total Required Payment” means, with respect to any Distribution Date, the sum of all amounts due and payable under Section 5.6(a)(i) through (viii); provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, on any Distribution Date until the Distribution Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of specified amounts payable under clauses FIRST through FIFTH of Section 5.6(a) of the Indenture.

“Trust” means the Issuer.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.1(b) of this Agreement.

“Trust Agreement” means the Amended and Restated Trust Agreement dated as of October 10, 2006 between the Depositor and the Owner Trustee, as the same may be amended and supplemented from time to time.

“Trust Officer” means, (i) in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject., and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

“Trust Property” has the meaning assigned thereto in Section 2.1 of this Agreement.

“UCC” means the Uniform Commercial Code as in effect in any relevant jurisdiction.

SECTION 1.2

Other Definitional Provisions.

(a)

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable.  To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(d)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

Conveyance of Receivables

SECTION 2.1

Conveyance of Receivables.  In consideration of the Issuer’s delivery to or upon the order of the Depositor on the Closing Date of (x) the net proceeds from the sale of the Notes, (y) the Certificates and (z) the other amounts to be distributed from time to time to the Depositor in accordance with the terms of this Agreement, the Depositor does hereby transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Depositor in and to, whether now owned or existing or hereafter acquired or arising (collectively, the “Receivables Property” or the “Trust Property”):

(a)

the Receivables and all monies received thereunder on and after the Cutoff Date;

(b)

the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

(c)

any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d)

any proceeds from any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

(e)

all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof and all rights of the Issuer therein;

(f)

any extended warranty service contracts on the related Financed Vehicles;

(g)

the related Receivable Files;

(h)

the Depositor’s rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, the representations and warranties and the cure and repurchase obligations of Franklin Capital and Franklin SPE under the Purchase Agreement; and

(i)

the proceeds of any and all of the foregoing.

It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Depositor to the Issuer for non-tax purposes and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Depositor’s estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.  In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a security agreement, and the Depositor hereby grants to the Issuer for the benefit of the Noteholders, the Certificateholders and the Indenture Trustee, a security interest in the property referred to in Section 2.1 whether now owned or existing or hereafter acquired or arising.

ARTICLE III

The Receivables

SECTION 3.1

Representations and Warranties of the Depositor.  The Depositor makes the following representations and warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables.  Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (unless another date or time period is otherwise specified or indicated in the particular representation or warranty), but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Collateral Agent for the benefit of the Indenture Trustee pursuant to the Indenture.  The representations set forth in Sections 3.1(a), (b), (h), (i) and (r) may not be waived.

(a)

Title.  Immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Trust shall have good and marketable title to each such Receivable, free and clear of all Liens (or a valid first priority perfected security interest in such Receivable); and the transfer of the Receivables to the Trust has been perfected under the UCC.  No Dealer or any other Person has any right to receive proceeds of any Receivables.

(b)

All Filings Made.  All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trust a first priority perfected ownership interest in the Receivables, and to give the Indenture Collateral Agent a first priority perfected security interest therein, on behalf of the Issuer Secured Parties shall have been made.  All financing statements filed or to be filed against the Depositor in favor of the Trust in connection herewith describing the Receivables contain a statement to the following effect “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trust.”

(c)

Characteristics of Receivables.  Each Receivable (i) was originated in the United States of America and is denominated in United States dollars by a Dealer in connection with the retail sale of a Financed Vehicle in the ordinary course of such Dealer’s business, was fully and properly executed by the parties thereto, was purchased by the Depositor from Franklin Capital or Franklin SPE, which in turn shall have been purchased by Franklin Capital from such Dealer under an existing dealer agreement with Franklin Capital, and shall have been validly assigned by Franklin Capital or Franklin SPE to the Depositor in accordance with its terms, (ii) shall have created a valid, subsisting and enforceable first priority perfected security interest in favor of Franklin Capital or Franklin SPE in the Financed Vehicle, which security interest has been assigned by Franklin Capital or Franklin SPE, as applicable, to the Depositor, which in turn has been assigned by the Depositor to the Trust, (iii) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (iv) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be different from the level payment) that fully amortize the Amount Financed by maturity and (v) provides for calculation of interest in accordance with the Simple Interest Method. Except as otherwise evidenced in the Receivable File relating thereto, the terms of each Receivable have not been amended and collections relating to such Receivable have not been waived.

(d)

Schedule of Receivables.  The information set forth in Schedule A to this Agreement (the “Schedule of Receivables”) is true and correct in all material respects as of the Cutoff Date, and no selection procedures believed by the Depositor to be adverse to the Noteholders were utilized in selecting the Receivables.  The Computer Tape regarding the Receivables is true and correct in all material respects as of the Cutoff Date.

(e)

Compliance With Law.  Each Receivable complied at the time it was originated or made and, complies at the execution of this Agreement in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Rees-Levering Act, the Federal Reserve Board’s Regulations B and Z, state adaptations of the National Consumer Act and other consumer credit laws and equal credit opportunity and disclosure laws.

(f)

Binding Obligation.  Each Receivable represents the legal, valid and binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors’ rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity); and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

(g)

No Government Obligor.  None of the Receivables are due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

(h)

Valid and Continuing Security Interest; No other pledges.  This Agreement creates a valid and continuing security interest in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable against such creditors of and purchasers from the Depositor to the Trust.  Other than the security interest granted to the Trust pursuant to this Agreement, the Depositor has not pledged, assigned, sold or granted a security interest in, or otherwise conveyed any of the Receivables.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement related to the security interest granted to the Trust pursuant to this Agreement.

(i)

Security Interest in Financed Vehicle.  Immediately prior to the sale, assignment and transfer thereof to the Trust, each FCC Receivable and each Franklin SPE Receivable is secured by a validly perfected first priority security interest in the Financed Vehicle in favor of Franklin Capital and Franklin SPE, respectively, as secured parties or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of Franklin Capital and Franklin SPE, respectively, as secured parties.  Immediately after the sale, assignment and transfer thereof to the Trust pursuant to this Agreement, although the Lien Certificate will indicate Franklin Capital as lienholder and will not indicate the Trust or Owner Trustee as secured party, each Receivable will be secured by an enforceable and perfected security interest in the Financed Vehicle in favor of the Trust as secured party for the benefit of the Noteholders, which security interest is prior to all other Liens in such Financed Vehicle.

(j)

Receivables in Force.  As of the Closing Date, no Receivable has been satisfied, subordinated or rescinded, nor has any related Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

(k)

No Waiver.  No provision of a Receivable has been waived except as reflected in the Receivable File relating to such Receivable.

(l)

No Defenses.  As of the Closing Date, no right of rescission, setoff, counterclaim or defense, including, without limitation, the defense of usury, has been asserted or threatened with respect to any Receivable.

(m)

No Liens.  To the best of the Depositor’s knowledge, as of the Closing Date there are no Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

(n)

No Default.  No Receivable has a payment that is more than 30 days delinquent as of the Cutoff Date and, except for any delinquency in payment on any Receivable not more than 30 days delinquent, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and except for any delinquency in payment on any Receivable not more than 30 days delinquent, no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable shall have arisen as of the Cutoff Date; and the Depositor has not waived and shall not waive any of the foregoing.  For purposes of this clause (n), a Receivable is considered 30 days delinquent if 30 days have elapsed since the date on which a scheduled payment had been due but not been made.  As of the Closing Date, no Receivable has had an uncured First Payment Default.

(o)

No Bankruptcies.  No Obligor on any Receivable was the subject of a bankruptcy proceeding commenced following the execution of the related Contract except an Obligor that has received a discharge or dismissal under the United States Bankruptcy Code.

(p)

No Repossessions.  As of the Cutoff Date, no Financed Vehicle securing any Receivable is in repossession status.

(q)

Adverse Selection.  No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those owned by Franklin Capital or Franklin SPE, as applicable, which met the selection criteria contained in this Agreement.

(r)

Chattel Paper.  Each Receivable constitutes “tangible chattel paper” as defined in the UCC.  The Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust or the Indenture Trustee.

(s)

Insurance.  Under the terms of each Receivable the Obligor is required to maintain physical damage insurance or comprehensive and collision insurance covering the Financed Vehicle.

(t)

Lawful Assignment.  No Receivable was originated in, as of the Cutoff Date, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or this Agreement is unlawful, void or voidable.

(u)

Reserved.

(v)

One Original.  There is only one original executed copy of each Receivable; immediately prior to the delivery thereof to the Indenture Trustee pursuant to Section 3.3, such copy shall have been in the custody and possession of the Depositor, Franklin SPE or Franklin Capital.

(w)

Location of Receivable Files.  The Receivable Files are kept at one or more of the locations listed in Schedule B and each item required to be in a Receivable File is in such Receivable File.

(x)

Computer Records.  As of the Closing Date, the accounting and computer records relating to the Receivables of the Depositor have been marked to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Receivables.

(y)

Taxes.  To the knowledge of the Depositor, there are no state or local taxing jurisdictions which have asserted that nonresident holders of notes issued by a trust which holds assets similar to the assets to be held by the Trust are subject to the jurisdiction’s income or other taxes solely by reason of the location in the jurisdiction of the Owner Trustee, the Depositor, the Servicer, the Representative or the obligors on or the assets securing the Receivables held by the Trust.

(z)

Maturity of Receivables.  As of the Cutoff Date, each Receivable has a final maturity date not later than January 18, 2014; each Receivable has an original term to maturity of not more than 84 months; the weighted average original term of the Receivables is approximately 70 months; and the weighted average remaining term of the Receivables is approximately 65 months.  No Receivable shall have a remaining term of less than six months as of the Cutoff Date.

(aa)

Financing.  As of the Cutoff Date, approximately 48.58% of the aggregate Principal Balance of the Receivables represent new vehicles; the remainder of the Receivables represent used vehicles; and 100% of the aggregate Principal Balance of the Receivables represent Simple Interest Receivables.  As of the Cutoff Date, approximately 45.18% of the aggregate Principal Balance of the Receivables represent Prime Receivables, approximately 57.71% of the aggregate Principal Balance of the Receivables represent Non-Prime Receivables and approximately 3.11% of the aggregate Principal Balance of the Receivables represent Sub-Prime Receivables.  As of the Cutoff Date, the aggregate Principal Balance of the Receivables is $355,000,000.18.

(bb)

APR.  As of the Cutoff Date, the weighted average Annual Percentage Rate of the Receivables is approximately 10.68% (after giving effect to the discounting of the Discounted Receivables).  Each Receivable has an APR equal to or greater than 5.49% (after giving effect to the discounting of the Discounted Receivables).

(cc)

Number.  As of the Cutoff Date, there are 19,702 Receivables.

(dd)

Balance.  As of the Cutoff Date, each Receivable has a remaining Principal Balance of not less than $1,022.08 and not more than $100,994.83, and as of the Cutoff Date the average Principal Balance of the Receivables is $18,018.48.

(ee)

Finance Charge.  Each Receivable provides for the payment of a finance charge calculated on the basis of the APR stated in the related Contract and such APR has not been modified except as otherwise required under the Servicemembers Civil Relief Act, as amended.

(ff)

Force Placed Insurance. No Receivable is subject to a force placed insurance policy on the related Financed Vehicle.

SECTION 3.2

Repurchase upon Breach.  (a)  The Representative, the Depositor, the Servicer or the Issuer, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Representative’s or the Depositor’s representations and warranties made pursuant to Section 3.1.  The Representative, the Depositor, the Servicer or the Issuer, as the case may be shall inform Franklin Capital, promptly, in writing, upon the discovery of any breach of Franklin Capital’s or Franklin SPE’s representations and warranties made pursuant to Section 3.02(a) or Section 3.02(b) of the Purchase Agreement.  As of the last day of the second (or, if the Representative or the Depositor so elects, the first) month following the discovery by the Representative or the Depositor or receipt by the Representative or the Depositor of notice from any of the Representative, the Depositor, the Servicer, the Indenture Trustee, the Indenture Collateral Agent or the Issuer of such breach, unless such breach is cured by such date, the Representative and the Depositor shall jointly and severally have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date.  The “second month” shall mean the month following the month in which discovery occurs or notice is given, and the “first month” shall mean the month in which discovery occurs or notice is given.  In consideration of and simultaneously with the repurchase of the Receivable, the Representative and/or the Depositor shall remit, or the Depositor shall cause Franklin Capital or Franklin SPE, as applicable, to remit pursuant to the Purchase Agreement, to the Collection Account the Purchase Amount in the manner specified in Section 5.5 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase.  The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligations of Franklin Capital or Franklin SPE, as applicable, to the Depositor to repurchase such Receivables pursuant to the Purchase Agreement.  Neither the Owner Trustee nor the Indenture Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

(b)

Pursuant to Section 2.1 of this Agreement, the Depositor conveyed to the Trust all of the Depositor’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Depositor’s rights under the Purchase Agreement and the delivery requirements, the representations and warranties of Franklin Capital and Franklin SPE and the cure or repurchase obligations of Franklin Capital thereunder.  The Depositor hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of Franklin Capital and Franklin SPE under the Purchase Agreement.

SECTION 3.3

Custody of Receivable Files.  To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as of the Cutoff Date as pledgee of the Issuer with respect to each Receivable:

(a)

the original Receivable;

(b)

a record of the information supplied by the Obligor in the original credit application;

(c)

the original certificate of title or such documents that the Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of Franklin Capital in the Financed Vehicle (it being understood that (i) the original certificates of title generally are not delivered to Franklin Capital for 120 days but that promptly upon delivery they shall be delivered to the Servicer as custodian hereunder and (ii) in California, Franklin Capital participates in the California electronic lien and title system and does not receive physical documentation); and

(d)

any and all other documents that the Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

provided, that the Servicer may appoint one or more agents to act as subcustodians of certain items contained in a Receivables File pursuant to Section 4.14.

SECTION 3.4

Duties of Servicer as Custodian.  (a)  Safekeeping.  The Servicer shall hold the Receivable Files on behalf of the Issuer, the Indenture Collateral Agent and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement.  In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the Receivable Files relating to all comparable automotive receivables that the Servicer services for itself or others, except that the Servicer shall not be obligated, and does not currently intend, to (i) pay any premium of force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor’s maintenance of such insurance.  The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer’s record keeping.  The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(b)

Maintenance of Records.  The Servicer shall maintain each Receivable File at the offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 10 days after any change in location.  The Servicer shall at all times maintain the original of the fully executed Receivable and store such original Receivable in a fireproof facility.  Additionally, the Servicer shall maintain the Receivable Files in an organized and orderly manner.

(c)

Access to Records.  The Servicer will provide to the Indenture Trustee, the Issuer and the Depositor, on the Closing Date, an Officer’s Certificate stating that the Receivable Files with respect to the Receivables contain all materials which are required to be kept therein by Section 3.3(a), (b), (c) and (d).

Upon reasonable prior notice, the Servicer shall make available to the Issuer, the Indenture Trustee or any duly authorized representatives, attorneys or auditors of any of the foregoing, a list of locations of, and access to, the Receivable Files and records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

(d)

Release of Documents.  Upon written instruction from the Indenture Trustee at any time following a Servicer Default or termination of the Servicer’s appointment pursuant to Section 3.7 the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee’s agent, or the Indenture Trustee’s designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

SECTION 3.5

Instructions; Authority To Act.  The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.  The Indenture Trustee shall not have any duty or obligation to provide the Servicer with any such instructions with respect to the Receivable Files.

SECTION 3.6

Custodian’s Indemnification.  The Servicer as custodian shall indemnify and hold harmless the Trust, the Owner Trustee, the Indenture Collateral Agent and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable attorneys’ fees and expenses) that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trust, the Owner Trustee, the Indenture Collateral Agent or the Indenture Trustee, as the case may be, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be.  This provision shall not be considered to limit the Servicer’s or any other party’s rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

SECTION 3.7

Effective Period and Termination.  The Servicer’s appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section 3.7.  If Franklin Capital shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.1, the appointment of such Servicer as custodian shall be terminated, in the same manner as the Servicer may be terminated under Section 8.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee’s agent at such place or places as the Indenture Trustee shall reasonably designate in writing.  If the Servicer shall be terminated as custodian hereunder for any reason but shall continue to serve as Servicer, the Indenture Trustee shall, or shall cause its agent to, make the Receivable Files available to the Servicer during normal business hours upon reasonable notice so as to permit the Servicer to perform its obligations as Servicer hereunder.

SECTION 3.8

Article Nine Provisions.  The representations and warranties set forth in this Section 3.8 speak as of the Closing Date in the case of Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and pledge thereof to the Indenture Trustee pursuant to the Indenture.  The representations set forth in this Section 3.8 may not be waived.

(a)

This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

(b)

The Depositor has taken all steps necessary to perfect its security interest against Franklin Capital and Franklin SPE in the Receivables.

(c)

The Receivables constitute “tangible chattel paper” within the meaning of the applicable UCC.

(d)

The Depositor owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(e)

The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder.

(f)

Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor.

(g)

Franklin Capital has in its possession all original copies of the Receivables Files that constitute or evidence the Receivables.  The Receivables Files that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.  All financing statements filed or to be filed against Depositor, in favor of the Issuer in connection herewith describing the Receivables contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer.”

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.1

Duties of Servicer.  The Servicer, as agent for the Issuer, shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others, except that the Servicer shall not be obligated, and does not currently intend, to (i) pay any premium of force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor’s maintenance of such insurance.  The Servicer’s duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements or coupon books to Obligors, accounting for collections and furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions.  Subject to the provisions of Section 4.2(b), the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer.  Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Indenture Collateral Agent, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables.  If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer.  If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable the Owner Trustee shall, at the Servicer’s expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Trust, the Indenture Trustee, the Certificateholders or the Noteholders.  The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate (as certified to the Owner Trustee by the Servicer) to enable the Servicer to carry out its servicing and administrative duties hereunder.

SECTION 4.2

Collection and Allocation of Receivable Payments.  (a)  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others.  The Servicer shall allocate collections between principal and interest in accordance with its customary servicing procedures and, in the case of Discounted Receivables, in accordance with the discounting thereof.

(b)

The Servicer may, in accordance with its customary servicing policies grant extensions, rebates or adjustments on a Receivable; provided, however, that the Servicer shall not modify the original due day of any Receivable by any period in excess of 25 days, shall not reduce the amount of the scheduled payments on a Receivable (unless the related Obligor is in default on such Receivable or, in the judgment of the Servicer, such default is imminent), and shall not extend the final payment date of any Receivable beyond the Final Scheduled Maturity Date; provided further that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date or grants any other extension, rebate or adjustment on a Receivable contrary to the limitations set forth in this Section 4.2, it shall promptly repurchase such Receivable from the Trust in accordance with Section 4.7.  The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.  The Servicer shall not, except as provided in clause (c) below, voluntarily agree to any alteration of the interest rate on any Receivable.  The Servicer covenants that it will not intentionally extend the final payment of a Receivable past the Final Scheduled Maturity Date with the intention of purchasing such Receivable as this Agreement would require.

(c)

The Servicer may modify the interest rate and extend the terms on a Receivable under the following circumstances:

(1)

The Servicer determines that payment in full on the Receivable is unlikely at the current interest rate of the Receivable and authorizes repossession of the related Financed Vehicle;

(2)

Based on published Manheim data, the Servicer estimates the Realized Loss that would be incurred as a result of repossession of the related Financed Vehicle exceeds $3,000;

(3)

The Receivable must have been originated at least twelve months prior to an interest rate modification;

(4)

The Obligor must have experienced a “qualifying event” of one or more of the following:

·

Divorce or separation;

·

Death in immediate family;

·

Job loss or reduction of income exceeding 10% of the income amount disclosed on original loan application;

·

Medical expenses exceeding $1,000;

·

Automotive repairs exceeding $1,000; or

·

Home repairs exceeding $1,000;

(5)

Each Obligor that satisfies the criteria set forth in this clause (c) must be offered the option (subject to the 2% cap described at the end of this clause (c) below) to apply for a loan modification;

(6)

The Servicer determines with the customer the terms of the modification.  The only parameters are that the loan modification will not result in any loan maturity after the Final Scheduled Maturity Date;

(7)

The Obligor formally applies for loan modification by completing an updated application and communicating to the Servicer its desire and intent to pay.  The Servicer shall obtain updated credit bureau information to determine that the Obligor meets the following loan modification criteria:

·

Debt to income ratio not exceeding 55%; and

·

Payment to Income ratio not exceeding 22%;

(8)

If the above requirements are met the Servicer must verify the following information:

·

Income;

·

Qualifying event; and

·

Home address and telephone number.

Upon satisfaction of the foregoing conditions, the Servicer may modify the Receivable (provided that it may not lower the interest rate to a rate less than the sum of (1) the weighted average interest rate on the Notes, (2) the Base Servicing Fee (assumed to equal 1.25%) and (3) 1.25%).  The sum total of the loan modifications (by Principal Balance of the modified Receivables as of the applicable Cutoff Date) may not exceed 2% of the Original Pool Balance.

(d)

The Servicer shall, subject to clause (b) above and in accordance with its customary procedures, offer one-month holiday extensions to all eligible Obligors.  An Obligor would be eligible for a one-month holiday extension if (1) it is an Obligor with respect to a Simple Interest Receivable, (2) no extension was previously given to the Obligor during the then-current calendar year, (3) the Obligor has not been delinquent for thirty or more days on any payment due during the six months prior to October 31 of the then-current calendar year, (4) the related Receivable is less than thirty days past due as of October 31 of the then-current calendar year and (5) the date of origination of the related Receivable is no later than April 30 of the then-current calendar year.  The one-month holiday extension shall (1) enable the Obligor to skip one monthly payment due and remain current on the related Receivable and (2) extend the date for final payment by the Obligor by one month.

SECTION 4.3

Realization upon Receivables.  (a)  On behalf of the Issuer, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely.  From time to time, as appropriate for servicing or foreclosing upon any Receivable, the Owner Trustee shall, upon written request of the Servicer, execute such documents as shall be reasonably necessary to prosecute any such proceedings.  The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize proceeds from Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement.  The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession will increase the Net Liquidation Proceeds by an amount greater than the amount of such expenses.

(b)

After the Servicer has directly or indirectly repossessed a Financed Vehicle, it shall attempt to maximize realization of Net Liquidation Proceeds for the Financed Vehicle.  The Servicer may, in attempting to maximize Net Liquidation Proceeds, attempt to cause the Financed Vehicle to be sold at an auction run by an auction house.  The Servicer shall establish in a commercially reasonable manner a minimum acceptable price at which the Financed Vehicle may be sold, provided that the Servicer may lower or raise such minimum price during the course of the auction, if lowering the minimum price will maximize Net Liquidation Proceeds.  The auction house will coordinate the bidding process until such time as (1) a price that exceeds the minimum price is bid and no other bids are received, (2) the Servicer accepts a bid below the initial minimum price or (3) no bids are received that are either in excess of the initial minimum price or are otherwise accepted by the Servicer. If the Financed Vehicle is not sold at an auction, the Financed Vehicle may be presented for auction by the Servicer at a future auction and/or another auction location in efforts to maximize Net Liquidation Proceeds.

SECTION 4.4

Financed Vehicle Insurance.  In the event of a loss or claim under a physical damages insurance policy or comprehensive and collision insurance policy, the Servicer shall, in accordance with its customary servicing procedures take all necessary action to enforce all available rights and claims under such insurance policy.  Notwithstanding the foregoing, the Servicer shall not be obligated to, and does not (a) monitor the placement or maintenance of such insurance by Obligors or (b) pay any premium of force-placed insurance concerning any Financed Vehicle.

SECTION 4.5

Maintenance of Security Interests in Financed Vehicles.  The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle in favor of the Depositor.  The Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of the Issuer and the Indenture Collateral Agent in the event of the relocation of a Financed Vehicle or for any other reason.

SECTION 4.6

Covenants of Servicer.  The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its customary procedures or in connection with repossession or except as may be required by an insurer in order to receive proceeds from insurance covering such Financed Vehicle, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Indenture Collateral Agent, the Certificateholders or the Noteholders in such Receivables (it being understood that no action of the Servicer taken in compliance with the terms of this Agreement shall be deemed to impair such rights), nor shall the Servicer extend or modify the terms of a Receivable except as provided in Section 4.2.

SECTION 4.7

Purchase of Receivables upon Breach.  The Representative, the Depositor, the Servicer or the Issuer shall inform the other parties and the Indenture Trustee, promptly, in writing, upon the discovery of any breach of the Servicer’s covenants pursuant to Sections 4.2(b), 4.4, 4.5 or 4.6, or of any breach of the Servicer’s representations and warranties made pursuant to Section 7.1(b).  As of the last day of the second (or, if the Servicer so elects, the first) month following the discovery by the Servicer or receipt by the Servicer of notice from any of the Representative, the Depositor, the Servicer, the Issuer or the Indenture Trustee of such breach, unless such breach is cured by such date, the Servicer shall be obligated to purchase any Receivable in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by such breach as of such date.  The “second month” shall mean the month following the month in which discovery occurs or notice is given, and the “first month” shall mean the month in which discovery occurs or notice is given.  In consideration of the purchase of any such Receivable pursuant to the preceding sentence, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.5.  The sole remedy of the Issuer, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Sections 4.2(b), 4.4, 4.5 or 4.6, or to a breach of representations and warranties pursuant to Section 7.1(b), shall be limited to the purchase of Receivables in accordance with this Section 4.7.  The Indenture Trustee and the Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section 4.7.  A successor Servicer shall not have repurchase obligations for breaches by the predecessor servicer.

SECTION 4.8

Servicing Fee.  The “Servicing Fee” for a Distribution Date shall equal the sum of the Base Servicing Fee, the Supplemental Servicing Fee, any Additional Servicing Fee, all Investment Earnings on the Collection Account (excluding Investment Earnings with respect to the two days prior to such Distribution Date), plus any reimbursement pursuant to Section 5.2(b); provided, that the Servicing Fee for a Distribution Date shall not include amounts consisting of the Base Servicing Fee that reduced a Purchase Amount with respect to a related Collection Period.  The Servicer shall be entitled to retain from collections the Base Servicing Fee and the Investment Earnings as provided herein.  The Servicer shall also be entitled to retain the Supplemental Servicing Fee.  The Servicer, in its discretion at its election, may defer receipt of all or any portion of the Servicing Fee for any Monthly Period to and until a later Monthly Period for any reason (other than for the purpose of evading the priorities set forth in Section 5.6(a)), including in order to avoid a shortfall in any payments due on any Notes.  Any such deferred amount shall be payable to (or may be retained from subsequent collections by) the Servicer on demand.

SECTION 4.9

Servicer’s Certificate.  No later than 12:00 noon New York City time on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Indenture Collateral Agent, the Letter of Credit Provider and each Rating Agency a Servicer’s Certificate containing, among other things, (i) all information necessary to enable the Indenture Trustee to make any withdrawal and deposit required by Sections 5.6(a) and 5.6(b), to give any notice required by Section 5.4 and to make the distributions required by Section 5.6, (ii) all information necessary to enable the Indenture Trustee to send the statements required by Section 5.8 to the Owner Trustee, the Noteholders, the Certificateholders, each Rating Agency and the Letter of Credit Provider, (iii) a listing of all Receivables purchased during the related Monthly Period, identifying the Receivables so purchased, (iv) all information necessary to enable the Indenture Trustee to reconcile all deposits to, and withdrawals from, the Collection Account and the Spread Account for the related Monthly Period and Distribution Date, including the accounting required by Section 5.9, (v) the amount of Covered Amounts (as defined in the Servicer Deposit Support Agreement) to be deposited to the Collection Account for the related Distribution Date pursuant to the Servicer Deposit Support Agreement, (vi) all information necessary to enable the Owner Trustee to make the distribution required by the Trust Agreement, (vii) a statement of the then current long-term rating and short-term rating of the Representative maintained by each Rating Agency and (viii) a statement setting forth the number of modifications, extensions or deferrals granted by the Servicer during the prior calendar month and the aggregate principal balance as of the end of the related Monthly Period of all Contracts on which an extension, deferral or modification has been granted by the Servicer during the prior calendar month pursuant to Section 4.2(b) herein.  Receivables purchased by the Servicer, the Depositor or the Representative and each Receivable which became a Liquidated Receivable or which was paid in full during the related Monthly Period shall be identified by account number (as set forth in Schedule A hereto).  A copy of such certificate may be obtained by any Noteholder or Certificateholder by a request in writing to the Indenture Trustee addressed to the Corporate Trust Office or from the Servicer.  Neither the Indenture Trustee nor the Owner Trustee shall be under any obligation to confirm or reconcile the information provided pursuant to Section 4.9(a)(iv).

SECTION 4.10

Assessment as to Compliance and Accountants’ Attestation; Notice of Default.

(a) Within 90 days after the end of each fiscal year for the Servicer (commencing with the fiscal year ended September 30, 2007), the Servicer shall:

(i)

deliver to the Issuer, Owner Trustee, the Depositor, the Letter of Credit Provider and Indenture Trustee a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding fiscal year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and the Depositor and signed by an authorized officer of the Servicer;

(ii)

deliver to the Issuer, Owner Trustee, the Depositor, the Letter of Credit Provider and Indenture Trustee a report of a registered public accounting firm reasonably acceptable to the Issuer and the Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in proposed accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer and each Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Issuer, Owner Trustee, the Depositor, the Letter of Credit Provider and Indenture Trustee an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section; and

(iv)

if requested by the Issuer or the Depositor, deliver to the Issuer and the Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  Neither the Issuer nor the Depositor will request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuer whose asset pool includes the Receivables.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 4.10(a)(iii) shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, Issuer and the Depositor on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 4.10(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer and the Issuer on the date of such appointment

(c)

The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Letter of Credit Provider and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer’s Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.1(a) or (b).

SECTION 4.11

[Reserved].

SECTION 4.12

Access to Certain Documentation and Information Regarding Receivables.  The Servicer shall provide to representatives of the Indenture Trustee and the Owner Trustee reasonable access to the Receivable Files.  The Servicer shall provide to the Certificateholders and Noteholders access to the Receivable Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment.  Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer.  Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13

Servicer Expenses.  The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and under any of the Basic Documents, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

SECTION 4.14

Appointment of Subservicer.  (a) The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables.  The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

(b)

The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Issuer and the Indenture Trustee any Servicer compliance statement required to be delivered by such Subservicer under Section 4.10, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 4.10 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 4.10(a)(iv) as and when required to be delivered.

(c)

The Servicer shall promptly upon request provide to the Issuer or the Depositor, a written description (in form and substance satisfactory to the Issuer and the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuer and the Depositor to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

SECTION 4.15

Obligations under Basic Documents.  (a)  The Servicer shall perform all of its obligations under the Basic Documents.

(b)

The Servicer shall notify the Certificateholders in writing of any appointment of a successor Note Registrar, Certificate Paying Agent or Certificate Registrar within five Business Days thereof.

SECTION 4.16

Reports to the Rating Agencies.  The Servicer shall deliver to each Rating Agency a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

SECTION 4.17

Information to be Provided by the Servicer.  (a)  At the request of the Depositor, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuer and the Depositor in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuer and the Depositor a description of such proceedings.

(b)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Issuer and the Depositor, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer and the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer and the Depositor, all information reasonably requested by the Issuer or the Depositor, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer or the Depositor, acting on behalf of the Issuer, the Servicer shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

SECTION 4.18

Remedies.  (a)  The Servicer shall be liable to the Issuer and the Depositor for any monetary damages incurred as a result of the failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants’ letter or other material when and as required under this Article IV, including any failure by the Servicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

(b)

The Sponsor shall promptly reimburse the Issuer and the Depositor reasonable expenses incurred by the Issuer or the Depositor as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Receivables to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Issuer or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

ARTICLE V

Distributions;
Statements to Certificateholders and Noteholders

SECTION 5.1

Establishment of Trust Accounts.

(a)

(i)  The Servicer, for the benefit of the Indenture Trustee on behalf of the Noteholders, the Owner Trustee on behalf of the Certificateholders, shall establish and maintain in the name of the Indenture Collateral Agent an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held on behalf of the Noteholders and the Owner Trustee on behalf of the Certificateholders.  Investment Earnings on funds in the Collection Account (excluding Investment Earnings with respect to the two days prior to such Distribution Date) shall be paid to the Servicer.

(ii)

The Servicer, for the benefit of the Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in the name of the Indenture Collateral Agent an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held on behalf of the Noteholders.  The Note Distribution Account shall initially be established with the Indenture Trustee.

(iii)

The Servicer, for the benefit of the Indenture Trustee on behalf of the Noteholders and the Owner Trustee on behalf of the Certificateholders, shall establish and maintain in the name of the Indenture Collateral Agent a sub-account of the Note Distribution Account (the “Principal Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

(b)

Funds on deposit in the Collection Account, the Note Distribution Account and the Spread Account (collectively, the “Trust Accounts”) and the Certificate Distribution Account shall be invested by the Indenture Trustee with respect to Trust Accounts and by the Owner Trustee with respect to the Certificate Distribution Account (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise); provided, however, it is understood and agreed that neither the Indenture Trustee nor the Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments.  All such Eligible Investments shall be held by or on behalf of the Indenture Trustee or the Owner Trustee, as applicable, for the benefit of the Noteholders and/or the Certificateholders, as applicable.  Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account, the Note Distribution Account and the Certificate Distribution Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the Distribution Date next succeeding the date of such investment.  Funds deposited in a Trust Account or the Certificate Distribution Account on the day immediately preceding a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c)

(i)

The Indenture Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding all Investment Earnings on the Collection Account) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate.  Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee or the Owner Trustee on behalf of the Indenture Collateral Agent for the benefit of the Noteholders and the Certificateholders, as the case may be.  If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) or the Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account or a new Certificate Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or a new Certificate Distribution Account, as applicable.  In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Servicer shall notify a Trust Officer of the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(ii)

With respect to the Trust Account Property, the Indenture Trustee, and with respect to the Certificate Distribution Account, the Issuer agrees, by its respective acceptance hereof, that:

A.

any Trust Account Property or any property in the Certificate Distribution Account that is held in deposit accounts shall be held solely in Eligible Deposit Accounts subject to the penultimate sentence of Section 5.1(c)(i); and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee with respect to the Trust Accounts and the Issuer with respect to the Certificate Distribution Account, and the Indenture Trustee or the Issuer, as applicable, shall have sole signature authority with respect thereto;

B.

any Trust Account Property shall be Delivered to the Indenture Trustee in accordance with the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Trustee or such other Person acting solely for the Indenture Trustee as required for Delivery; and

C.

in the event that the Indenture Trustee, in its capacity as securities intermediary, has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, the Indenture Trustee, in its capacity as securities intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee.  The financial assets and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person (except that the Indenture Trustee may set off the face amount of any checks which have been credited to the Trust Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

(d)

The Servicer shall have the power to instruct the Indenture Trustee, in writing, to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Issuer to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

(e)

The Servicer shall on or prior to each Distribution Date transfer from the Collection Account to the Spread Account all amounts constituting a part of the Supplemental Servicing Fee not retained by the Servicer pursuant to Section 4.8.

SECTION 5.2

Collections.  (a)  The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Net Liquidation Proceeds, both as collected during the Monthly Period less any payments owed thereon to the Servicer.  Notwithstanding the foregoing, for so long as (i) Franklin Capital remains the Servicer, (ii) no Servicer Default shall have occurred and be continuing, (iii) the Servicer’s (or if the Servicer is Franklin Capital, and the Representative has entered into an agreement, guaranty, surety or other arrangement backing Franklin Capital’s obligations acceptable to the Rating Agencies, then the Representative’s) short term obligations are rated at least “A-1” by Standard & Poor’s and “Prime-1” by Moody’s and (iv) the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer may remit such collections with respect to the preceding calendar month to the Collection Account on the second Business Day immediately preceding the related Distribution Date.  If, however, one of the conditions in clauses (i) through (iv) of the preceding sentence is not satisfied, then the Servicer shall remit such collections with respect to the preceding calendar month to the Collection Account within two Business Days of receipt thereof or, if the Servicer has already held such collections for two Business Days, it shall remit such collections to the Collection Account immediately.  Pending deposit thereof into the Collection Account, the Servicer may use or invest collections at its own risk and for its own benefit and need not segregate collections from its own funds.  For purposes of this Article V the phrase “payments by or on behalf of Obligors” shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Depositor.

(b)

The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Monthly Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds.  The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.6(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Indenture Trustee.

SECTION 5.3

Application of Collections.  All collections for the Monthly Period shall be applied by the Servicer as follows:

With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected), shall be applied to interest and principal in accordance with the Simple Interest Method.

SECTION 5.4

Letter of Credit.  (a)  In the event that the Servicer’s Certificate with respect to any Determination Date shall state that a Letter of Credit Draw Amount is to be drawn on the Letter of Credit, then on the Letter of Credit Draw Amount Claim Date immediately preceding such Distribution Date, the Indenture Trustee, based solely on the information provided in the Servicer’s Certificate, shall deliver to the Owner Trustee, the Letter of Credit Provider and the Servicer, by hand delivery or facsimile transmission, a written certificate (a “Letter of Credit Demand”) in accordance with the terms of the Letter of Credit specifying the Letter of Credit Draw Amount for such Distribution Date.

(b)

In the event that a Letter of Credit Draw Amount Claim Date occurs as a result of clause (2), (3), (4) or (5) of the definition thereof then on the applicable Letter of Credit Draw Amount Claim Date, the Indenture Trustee shall deliver to the Owner Trustee, the Letter of Credit Provider and the Servicer, by hand delivery or facsimile transmission, a Letter of Credit Demand in accordance with the terms of the Letter of Credit specifying the applicable Letter of Credit Draw Amount.

(c)

Upon the occurrence of a Moody's Down-Grade or an S&P Down-Grade, the Servicer shall send a Moody's Down-Grade Notice or an S&P Down-Grade Notice within one Business Day, as applicable, to the Indenture Trustee.

(d)

Promptly upon learning (1) of a Moody's Down-Grade or an S&P Down-Grade, (2) that the Letter of Credit Provider is not extending the Letter of Credit Stated Termination Date or (3) that the Letter of Credit Provider seeks to recover reimbursement for increased costs, taxes or similar amounts, the Servicer shall seek to locate a replacement Letter of Credit Provider under the terms of the existing Letter of Credit. First, the Servicer shall solicit indications of interest from the entities that it understands are likely candidates to enter into an agreement identical to the Letter of Credit. Second, it shall confirm that any interested parties are Eligible Letter of Credit Banks. Third, it shall show the interested parties the Letter of Credit. Fourth, it shall request the Indenture Trustee to enter into a replacement Letter of Credit with one of the interested parties identified as an Eligible Letter of Credit Bank willing to agree to the identical terms as the Letter of Credit.

(e)

In the event that there is a Letter of Credit Reduction Amount with respect to any Distribution Date, the Indenture Trustee shall deliver to the Owner Trustee, the Letter of Credit Provider and the Servicer, by hand delivery or facsimile transmission, a written certificate in accordance with the terms of the Letter of Credit specifying the applicable Letter of Credit Draw Amount.

(f)

Any Letter of Credit Demand shall be delivered by 1:00 p.m., New York City time, on the related Letter of Credit Draw Amount Claim Date.  The amounts distributed to the Indenture Trustee pursuant to (i) clause (1) of the definition of Letter of Credit Draw Amount under a Letter of Credit Demand shall be deposited by the Indenture Trustee into the Note Distribution Account and (ii) clause (2) or (3) of the definition of Letter of Credit Draw Amount under a Letter of Credit Demand shall be deposited by the Indenture Trustee into the Spread Account.

(g)

In the event that Franklin Capital Corporation determines that the Letter of Credit Available Amount represents 9% or more of the cash flow supporting the Notes, Franklin Capital Corporation shall instruct the Servicer to deliver a notice to the Indenture Trustee, by hand delivery or facsimile transmission, specifying the applicable Letter of Credit Draw Amount and the Servicer shall deliver such notice to the Indenture Trustee.

SECTION 5.5

Additional Deposits.  The Servicer, the Depositor, and the Representative, as applicable, shall deposit or cause to be deposited in the Collection Account on the second Business Day immediately prior to the Distribution Date following the date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables.  The Indenture Trustee, in accordance with the written instructions of the Servicer, shall, on each Distribution Date make a withdrawal from the Spread Account (i) first, in an amount equal to the Spread Account Transfer Amount and (ii) second, in an amount equal to the Spread Account Excess Amount for such Distribution Date.

SECTION 5.6

Distributions.  (a)  On each Distribution Date, the Indenture Trustee shall (based solely on the information contained in the Servicer’s Certificate delivered with respect to the related Determination Date) distribute from Available Funds the following amounts in the following order of priority:

(i)

to the Servicer, the Base Servicing Fee for the related Monthly Period, any amounts constituting the Base Servicing Fee for previous Monthly Periods which have not been paid and any amounts specified in Section 5.2(b), to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.9;

(ii)

to the Letter of Credit Provider, the Letter of Credit Commitment Fee for such Distribution Date;

(iii)

to the Note Distribution Account, the Class A Noteholders’ Interest Distributable Amount;

(iv)

to the Principal Distribution Account, the First Priority Principal Distribution Amount;

(v)

to the Note Distribution Account, the Class B Noteholders’ Interest Distributable Amount;

(vi)

to the Principal Distribution Account, the Second Priority Principal Distribution Amount;

(vii)

to the Note Distribution Account, the Class C Noteholders’ Interest Distributable Amount;

(viii)

to the Principal Distribution Account, the Regular Principal Distribution Amount;

(ix)

to the Spread Account, the Spread Account Deposit Amount;

(x)

to the Servicer, the Additional Servicing Fee for the related Monthly Period and any overdue Additional Servicing Fees;

(xi)

to the Letter of Credit Provider, to the extent of available funds, all outstanding fees, expenses and indemnification not previously paid to it by the Servicer as well as any Repayment Amount, as defined in the Letter of Credit Reimbursement Agreement, not previously paid by the Representative;

(xii)

pro rata, to the Indenture Trustee, the Owner Trustee and the Indenture Collateral Agent to the extent of available funds, all outstanding fees, expenses and indemnification not previously paid to them by the Servicer; and

(xiii)

to the Certificate Distribution Account for distribution to the Certificateholders or their designees, any remaining funds.

provided, however, that, following an acceleration of the Notes pursuant to Section 5.2 of the Indenture (and the related declaration of acceleration has not been rescinded or annulled) or the receipt of Insolvency Proceeds, amounts will be distributed pursuant to Section 5.6 of the Indenture instead of pursuant to this Section.  Notwithstanding item (x) above, for so long as the Servicer and/or its affiliates are the owners of the Certificates, amounts to be remitted pursuant to such item (x) to the Certificate Distribution Account may instead be distributed directly to the Certificateholders by the Servicer.

(b)

In the event that the Collection Account is maintained with an institution other than the Indenture Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Section 5.6(a) on the related Distribution Date.

SECTION 5.7

Spread Account.  (a) The Servicer, for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Letter of Credit Provider, shall establish and maintain in the name of the Indenture Collateral Agent an Eligible Deposit Account (the “Spread Account”), bearing a designation clearly indicating that the funds deposited therein are held on behalf of the Noteholders and the Letter of Credit Provider.  The Spread Account shall initially be established with the Indenture Trustee.

(b)

Investment earnings attributable to the Spread Account Property and proceeds therefrom shall be held by the Indenture Trustee in the Spread Account.

SECTION 5.8

Statements to Certificateholders and Noteholders.  On or prior to each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to the Letter of Credit Provider and the Rating Agencies) for the Indenture Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record, a statement in the form of Exhibit C, which shall include the following information with respect to distributions on the related Distribution Date as to the Notes and the Certificates to the extent applicable:

(i)

the amount of such distribution allocable to principal of each Class of Notes;

(ii)

the amount of such distribution allocable to interest on or with respect to each Class of Notes;

(iii)

the Pool Balance as of the close of business on the last day of the preceding Monthly Period;

(iv)

the aggregate outstanding principal amount of each Class of the Notes and the Note Pool Factor for each such Class, after giving effect to payments allocated to principal reported under (i) above;

(v)

the amount of the Servicing Fee paid to the Servicer with respect to the related Monthly Period and/or due but unpaid with respect to such Monthly Period or prior Monthly Periods, as the case may be;

(vi)

the Noteholders’ Interest Carryover Shortfall;

(vii)

the amount of the aggregate Realized Losses, if any, for the related Monthly Period;

(viii)

the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such period;

(ix)

the amounts which were collected by the Servicer;

(x)

the aggregate amount which was received by the Trust from the Servicer;

(xi)

delinquency information relating to Receivables which are 30, 60 or 90 days delinquent;

(xii)

the Spread Account Transfer Amount, the Spread Account Excess Amount and the amount on deposit in the Spread Account before the Distribution Date;

(xiii)

the Letter of Credit Draw Amount;

(xiv)

the Letter of Credit Commitment Fee paid to the Letter of Credit Provider;

(xv)

the Letter of Credit Available Amount;

(xvi)

the Letter of Credit Reduction Amount;

(xvii)

the Credit Enhancement Target Amount;

(xviii)

the Specified Spread Account Balance;

(xix)

the Spread Account Deposit Amount;

(xx)

the Total Required Payment;

(xxi)

the aggregate amount distributed to the Certificateholders; and

(xxii)

the amounts on deposit and the amounts required to be on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date.

Each amount set forth pursuant to paragraph (i), (ii), (vi), (ix) and (x) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or Class thereof).

On each Determination Date, the Servicer shall also provide to the Indenture Trustee the information necessary to fill out each Letter of Credit Demand.

SECTION 5.9

Net Deposits.  As an administrative convenience, unless the Servicer is required to remit collections within two Business Days of receipt thereof, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to each Monthly Period net of distributions to be made to the Servicer with respect to such Monthly Period.  The Servicer, however, will account to the Owner Trustee, the Indenture Trustee, the Indenture Collateral Agent, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

SECTION 5.10

Control of Trust Accounts and Spread Account.

(a)

The Indenture Trustee hereby expressly agrees with the Indenture Collateral Agent that all matters relating to the Trust Accounts (collectively, the “Controlled Accounts”) shall be governed by the laws of the State of New York.  Amounts held from time to time in the Trust Accounts will continue to be held by the Indenture Trustee for the benefit of the Indenture Collateral Agent, for the benefit of the Noteholders and the Certificateholders and, if applicable, the Letter of Credit Provider.  Citibank N.A. hereby accepts such appointment as Indenture Trustee.  If at any time any of the Controlled Accounts are moved to another institution, which move shall only be allowed in accordance with Section 5.1(d) of this Agreement, such institution shall be appointed the Indenture Trustee.

(b)

With respect to the Trust Account Property credited to the Trust Accounts or any property credited to the Spread Account (the “Spread Account Property” and together with the Trust Account Property, the “Controlled Property”), the Indenture Trustee agrees that:

(i)

with respect to any Controlled Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

(ii)

the sole assets permitted in the Controlled Accounts shall be those as the Indenture Trustee agrees to treat as Financial Assets; and

(iii)

any such Controlled Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Indenture Trustee or other eligible institution maintaining any Controlled Account in accordance with the Indenture Trustee’s customary procedures such that the Indenture Trustee or such other institution establishes a security entitlement in favor of the Indenture Collateral Agent with respect thereto over which the Indenture Trustee or such other institution has Control.

(c)

The Indenture Trustee hereby confirms that (i) each Controlled Account is an account to which Financial Assets are or may be credited, and the Indenture Trustee shall, subject to the terms of this Agreement, treat the Indenture Collateral Agent as entitled to exercise the rights that comprise any Financial Asset credited to any Controlled Account, (ii) all Controlled Property in respect of any Controlled Account will be promptly credited by the Indenture Trustee to such account, and (iii) all securities or other property underlying any Financial Assets credited to any Controlled Account shall be registered in the name of the Indenture Trustee, endorsed to the Indenture Trustee or in blank or credited to another securities account maintained in the name of the Indenture Trustee and in no case will any Financial Asset credited to any Controlled Account be registered in the name of the Servicer, the Depositor or the Issuer, payable to the order of the Servicer, the Depositor or the Issuer or specially endorsed to the Servicer, the Depositor or the Issuer, except to the extent the foregoing have been specially endorsed to the Indenture Trustee or in blank.

(d)

The Indenture Trustee hereby agrees that each item of property (whether investment property, security, instrument, any Eligible Investment or cash) credited to any Controlled Account shall be treated as a Financial Asset.

(e)

If at any time the Indenture Trustee shall receive an Entitlement Order from the Indenture Collateral Agent, the Indenture Trustee shall comply with such Entitlement Order without further consent by the Servicer, the Depositor, the Issuer or any other Person.

(f)

In the event that the Indenture Trustee, in its capacity as securities intermediary, has obtained or subsequently obtains by agreement, operation of law or otherwise a security interest in any Controlled Account or any Financial Asset credited thereto, the Indenture Trustee, in its capacity as securities intermediary, hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee.  The Financial Assets credited to the Controlled Accounts will not be subject to deduction, setoff, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee and the Indenture Collateral Agent (except that the Indenture Trustee may setoff (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Controlled Accounts, and (ii) the face amount of any checks which have been credited to any Controlled Account but are subsequently returned unpaid because of uncollected or insufficient funds).

(g)

There are no other agreements entered into between the Indenture Trustee in such capacity and the Servicer, the Depositor or the Issuer with respect to any Controlled Account.  In the event of any conflict with respect to any Controlled Account between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(h)

The rights and powers granted under the Indenture and herein to the Indenture Trustee and the Indenture Collateral Agent have been granted in order to perfect its security interest in the Controlled Accounts and the security entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Servicer, the Depositor, or the Issuer nor by the lapse of time.  The obligations of the Indenture Trustee hereunder shall continue in effect until the security interest of the Indenture Trustee and the Indenture Collateral Agent in the Controlled Accounts, and in such security entitlements, has been terminated pursuant to the terms of this Agreement.

(i)

Notwithstanding anything else contained herein, the Depositor and the Issuer agree that the Controlled Accounts will be established only with the Indenture Trustee or another institution meeting the requirements of this Section, which by acceptance of its appointment as Indenture Trustee agrees substantially as follows:  (1) it will comply with Entitlement Orders related to the Controlled Accounts issued by the Indenture Collateral Agent without further consent by the Servicer, the Depositor, or the Issuer; (2) until discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Collateral Agent; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

(j)

None of the Indenture Trustee or any director, officer, employee or agent of the Indenture Trustee shall be under any liability to the Indenture Collateral Agent or the Noteholders or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Indenture Trustee against any liability to the Indenture Collateral Agent or the Noteholders or the Certificateholders which would otherwise be imposed by reason of the Indenture Trustee’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder.  The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Indenture Trustee shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.  The Indenture Trustee and the Indenture Collateral Agent shall be afforded the same rights, protections, immunities and indemnities as they are entitled to under the Indenture.  The Issuer shall indemnify the Indenture Trustee for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Indenture Trustee has been guilty of willful misconduct, bad faith or negligence.  The foregoing indemnification shall survive any termination of this Agreement.

ARTICLE VI

The Depositor

SECTION 6.1

Representations of the Depositor.  The Depositor makes the following representations.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, (unless another date or time period is otherwise specified or indicated in the particular representation or warranty), and shall survive the sale to the Issuer and the pledge thereof to the Indenture Collateral Agent pursuant to the Indenture.

(a)

Organization and Good Standing.  The Depositor is duly organized and validly existing as a Delaware limited liability company with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

(b)

Due Qualification.  The Depositor is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property, including the Receivables, or the conduct of its business shall require such qualifications.

(c)

Power and Authority of the Depositor.  The Depositor has the power and authority to execute and deliver this Agreement and to perform its obligations under each of the Basic Documents to which the Depositor is a party; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and the Depositor has duly authorized such sale and assignment to the Issuer by all necessary action; and the execution, delivery and performance of each of the Basic Documents to which the Depositor is a party has been duly authorized by the Depositor by all necessary action.

(d)

Binding Obligation.  This Agreement and each of the Basic Documents to which the Depositor is a party constitute legal, valid and binding obligations of the Depositor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

(e)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)

No Proceedings.  There are no proceedings or investigations pending against the Depositor or, to its best knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties:  (i) asserting the invalidity of this Agreement or any of the Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, the Basic Documents, the Notes or the Certificates or (iv) that might adversely affect the federal income tax attributes of the Issuer, the Notes or the Certificates.

(g)

All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement or any of the Basic Documents to which it is a party and the performance by the Depositor of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material and adverse effect upon the rights of the Issuer, the Noteholders or the Certificateholders.

(h)

Chief Executive Office.  The chief executive office of the Depositor is at 47 West 200 South, Suite 500, Salt Lake City, Utah 84101.

SECTION 6.2

Corporate Existence.  (a)  During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b)

During the term of this Agreement, the Depositor shall observe the applicable legal requirements for the recognition of the Depositor as a legal entity separate and apart from its Affiliates, including as follows:

(i)

the Depositor shall maintain records and books of account separate from those of its Affiliates;

(ii)

except as otherwise provided in this Agreement, the Depositor shall not commingle its assets and funds with those of its Affiliates;

(iii)

the Depositor shall hold such appropriate meetings of its members as are necessary to authorize all the Depositor’s actions required by law to be authorized by the members, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary formalities (and any successor Depositor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv)

the Depositor shall at all times hold itself out to the public under the Depositor’s own name as a legal entity separate and distinct from its Affiliates; and

(v)

all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm’s-length basis.

SECTION 6.3

Liability of Depositor; Indemnities.  (a) The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.  Notwithstanding anything set forth in this Section 6.3, the Depositor shall only be required to indemnify the parties listed below to the extent of any Available Funds remaining following distributions made pursuant to clauses (i) through (xi) of Section 5.6(a) (the “Depositor Indemnification Cap”); provided, however, that if the aggregate amount of indemnification for which the Depositor would otherwise be required to indemnify the parties listed below pursuant to this Section 6.3 exceeds the Depositor Indemnification Cap, the Servicer shall indemnify the parties listed below for the difference.  In addition, the indemnification provided herein shall not constitute a claim (as defined in Section 101(5) of the Code) and recourse against the Depositor.

(a)

The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust, the Letter of Credit Provider, the Indenture Trustee and the Indenture Collateral Agent from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to any of them and except any taxes to which the Owner Trustee or the Indenture Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

(b)

The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Letter of Credit Provider, the Indenture Collateral Agent, and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Depositor’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or the other Basic Documents, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor’s or the Issuer’s violation of Federal or state securities laws in connection with the offering and sale of the Notes.

(c)

The Depositor shall indemnify, defend and hold harmless the Owner Trustee and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee, the Letter of Credit Provider or the Indenture Collateral Agent and the termination of this Agreement, the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation.  If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

SECTION 6.4

Merger or Consolidation of, or Assumption of the Obligations of, the Depositor.  Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have happened and be continuing, (ii) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Letter of Credit Provider an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Letter of Credit Provider an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.  Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

SECTION 6.5

Limitation on Liability of Depositor and Others.  The Depositor and any member or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document.  The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 6.6

Depositor May Own Certificates or Notes.  The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.  Notes or Certificates so owned by the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by the Depositor or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents.  The Depositor shall notify the Owner Trustee and the Indenture Trustee promptly after it or any of its Affiliates become the owner of a Certificate or a Note.  The Depositor hereby notifies the Owner Trustee that immediately following the issuance of the Certificates it will own all the Certificates.

ARTICLE VII

The Servicer

SECTION 7.1

Representations of Servicer.  Franklin Capital, in its capacity as Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Collateral Agent pursuant to the Indenture.

(a)

Organization and Good Standing.  Franklin Capital is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

(b)

Due Qualification.  Franklin Capital is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications, and was duly qualified and had all licenses in all relevant jurisdictions required for the origination of the Receivables.

(c)

Power and Authority of the Servicer.  Franklin Capital has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by Franklin Capital by all necessary corporate action.  All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by Franklin Capital in connection with the execution and delivery by the Servicer of this Agreement or any of the Basic Documents to which it is a party and the performance by the Servicer of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer or the Noteholders.

(d)

Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of Franklin Capital, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors’ rights generally, and subject to general principles of equity (whether applied in a proceeding at law or in equity).

(e)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation or by-laws of Franklin Capital, or any indenture, agreement or other instrument to which Franklin Capital is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of Franklin Capital’s knowledge, any order, rule or regulation applicable to Franklin Capital of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Franklin Capital or its properties.

(f)

No Proceedings.  There are no proceedings or investigations pending against Franklin Capital, or, to its best knowledge, threatened against Franklin Capital, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Franklin Capital or its properties:  (i) asserting the invalidity of this Agreement or any of the Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Franklin Capital of its obligations under, or the validity or enforceability of this Agreement or any of the Basic Documents or the Notes or (iv) relating to Franklin Capital and which might adversely affect the federal income tax or ERISA attributes of the Issuer or the Notes.

SECTION 7.2

Indemnities of Servicer.  (a)  The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

(b)

The Servicer shall defend, indemnify and hold harmless the Owner Trustee, the Indenture Trustee, the Trust , the Letter of Credit Provider, the Indenture Collateral Agent, the Noteholders and the Depositor from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

(c)

The Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee, the Depositor, the Trust, the Indenture Collateral Agent, the Letter of Credit Provider, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such costs, expenses, losses, claims, damages, or liabilities arose out of, or were imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or the other Basic Documents or by reason of reckless disregard of its obligations and duties under this Agreement.

(d)

The Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee, the Letter of Credit Provider and the Indenture Collateral Agent and their officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein, the Indenture and in the Trust Agreement, except to the extent that such costs, expenses, losses, claims, damages or liabilities shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee, the Letter of Credit Provider, the Indenture Trustee or the Indenture Collateral Agent, as applicable.

(e)

The Servicer shall pay, reimburse and indemnify the Indenture Trustee and Indenture Collateral Agent in accordance with Section 6.7 of the Indenture.

For purposes of this Section, in the event of the termination of the rights and obligations of Franklin Capital (or any successor thereto pursuant to Section 7.3) as Servicer pursuant to Section 8.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.2.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee or the Indenture Collateral Agent or the termination of this Agreement, the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

SECTION 7.3

Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.  Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer, substantially as a whole or (d) with respect to the Servicer’s obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Franklin Resources, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have happened and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee, the Letter of Credit Provider and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Servicer shall have delivered to the Owner Trustee, the Letter of Credit Provider and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Collateral Agent, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.  Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b), (c) or (d) above.

SECTION 7.4

Limitation on Liability of the Servicer and Others.  Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.  The Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable to protect the interests of the Certificateholders under the Trust Agreement and the Noteholders under the Indenture.

SECTION 7.5

Servicer Not To Resign.  Subject to the provisions of Section 7.3, the Servicer may not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement or the other Basic Documents except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person.  Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice.  No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of Franklin Capital in accordance with Section 8.2 of this Agreement.

ARTICLE VIIA

The Representative

SECTION 7A.1  Representations of Franklin Resources.  Franklin Resources makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Collateral Agent pursuant to the Indenture.

(a)

Organization and Good Standing. Franklin Resources is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

Due Qualification.  Franklin Resources is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and the failure to do so would have a material adverse effect upon the business or the ownership or lease of its property.

(c)

Power and Authority.  Franklin Resources has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by Franklin Resources by all necessary corporate action.  All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by Franklin Resources in connection with the execution and delivery by Franklin Resources of this Agreement or any of the Basic Documents to which it is a party and the performance by Franklin Resources of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer or the Noteholders.

(d)

Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of Franklin Resources, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors’ rights generally, and subject to general principles of equity (whether applied in a proceeding at law or in equity).

(e)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation or by-laws of Franklin Resources, or any indenture, agreement or other instrument to which Franklin Resources is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of Franklin Resources’ knowledge, any order, rule or regulation applicable to Franklin Resources of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Franklin Resources or its properties.

(f)

No Proceedings.  There are no proceedings or investigations pending against Franklin Resources or, to its best knowledge, threatened against Franklin Resources, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Franklin Resources or its properties:  (i) asserting the invalidity of this Agreement or any of the Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Franklin Resources of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or the Notes or (iv) relating to Franklin Resources and which might adversely affect the federal income tax or ERISA attributes of the Issuer or the Notes.

SECTION 7A.2  Limitation on Liability of Franklin Resources and Others.

  Neither Franklin Resources nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect Franklin Resources or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. Franklin Resources and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

ARTICLE VIII

Default

SECTION 8.1

Servicer Default.  If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a)

Any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any payment required to be so delivered under the terms of the Notes, the Certificates or this Agreement that shall continue unremedied for a period of 3 Business Days after written notice of such failure is received by the Servicer from the Letter of Credit Provider, the Owner Trustee or the Indenture Trustee or after discovery of such failure by an Officer of the Servicer; or

(b)

Failure by the Servicer or the Depositor (as the case may be) duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Depositor (as the case may be) set forth in the Notes, the Certificates, this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Certificateholders or the Noteholders and (ii) continue unremedied for a period of 30 days (or such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer delivers an Officer’s Certificate to the Owner Trustee and the Indenture Trustee to such effect and to the effect that the Servicer had promptly commenced and diligently pursue all reasonable efforts to remedy such default and believes that such default is capable of remedy within 90 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Owner Trustee or the Indenture Trustee or (B) to the Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class as applicable; or

(c)

An Insolvency Event occurs with respect to the Servicer or any successor;

(d)

any representation, warranty or statement of the Servicer, made in this Agreement or any certificate, report or other writing delivered by the Servicer prepared based on      information provided by the Servicer pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty to which Section 4.6 shall be applicable so long as the Servicer shall be in compliance with Section 4.7), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Noteholders and, within 30 days after written notice thereof shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; and

(e)

any failure by the Servicer to deliver to the Indenture Trustee or the Owner Trustee a report in accordance with Section 4.9 by the fifth Business Day after the date that the report is required to be delivered or the Servicer shall have defaulted in the due observance of any provision of Section 7.3 (other than failure to enter into an assumption agreement under Section 7.3, which is a Servicer Default only if such failure continues for ten Business Days);

then, and in each and every case, any of the Indenture Trustee or the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class then outstanding or Holders of Certificates of Percentage Interests greater than 50% in the case of any default that does not adversely affect the Indenture Trustee or the Noteholders, in any case by notice given in writing to the Servicer may terminate all of the rights and obligations of the Servicer under this Agreement. For the purposes of Section 8.1(b), any determination of an adverse effect on the interest of the Certificateholders or the Noteholders pursuant to Section 8.1(b) shall be made without consideration of the availability of funds under the Letter of Credit.  On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Indenture Trustee in its capacity as successor Servicer or another entity appointed by the Indenture Trustee and acceptable to the Rating Agencies; provided, however, that the Indenture Trustee shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Indenture Trustee becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer.  The Indenture Trustee is authorized and empowered by this Agreement, as successor Servicer to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Trust Property and related documents, to show the Indenture Trustee as lienholder or secured party on the related Lien Certificates, or otherwise.  The prior Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, records and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other Trust Property.  The terminated Servicer shall grant the Indenture Trustee (in its capacity as Indenture Trustee and/or successor Servicer) and the Owner Trustee reasonable access to the terminated Servicer’s premises at the Servicer’s reasonable expense.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

SECTION 8.2

Appointment of Successor.  (a) Upon the Servicer’s receipt of notice of termination, pursuant to Section 8.1 or the Servicer’s resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel.  In the event of the Servicer’s termination hereunder, the Indenture Trustee shall become the successor Servicer and assume the obligations of the Servicer hereunder or the Indenture Trustee shall appoint any established institution having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables similar to the receivables as the successor to the Servicer under this Agreement.

(b)

Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, subject to the exceptions set forth in Section 8.2(a) hereof, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.  No successor Servicer (including the Indenture Trustee, in its capacity as successor Servicer) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the outgoing Servicer to deliver, or delay delivery, cash, documents or records to it, or (ii) the failure of the outgoing Servicer to cooperate as required by this Agreement.

SECTION 8.3

[Reserved].

SECTION 8.4

Notification to Noteholders and Certificateholders.  Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee, and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

SECTION 8.5

Waiver of Past Defaults.  The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class, or Holders of Certificates of Percentage Interests greater than 50% in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement.  Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE IX

Termination

SECTION 9.1

Optional Purchase of All Receivables.  (a)  On the last day of any Monthly Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, premium and other amounts owing to the Letter of Credit Provider if any, and interest then due and payable on the Notes.  To exercise such option, the Servicer shall deposit pursuant to Section 5.5 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables, plus any amounts then due and owing to the Letter of Credit Provider plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust.

(b)

Upon any sale of the assets of the Trust pursuant to the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the “Insolvency Proceeds”) in the Collection Account.  On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make, and the Indenture Trustee shall make, the following deposits and distributions (after the application on such Distribution Date of the Distribution Amount pursuant to Section 5.6(a)) from the Insolvency Proceeds and the Distribution Amount for such Distribution Date:

(i)

to the Note Distribution Account, any portion of the Noteholders’ Interest Distributable Amount for each Class of Notes not otherwise deposited into the Note Distribution Account on such Distribution Date; and

(ii)

to the Note Distribution Account, the Outstanding Amount of the Notes (after giving effect to the reduction in the Outstanding Amount of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date).

Any Insolvency Proceeds remaining after the deposits described above shall be paid first to the Letter of Credit Provider to the extent of any amounts owing to the Letter of Credit Provider under the Letter of Credit Reimbursement Agreement and not paid, and second, to the extent of any remaining funds, to the Certificateholders.

(c)

Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Indenture Trustee, the Indenture Collateral Agent, the Letter of Credit Provider and the Rating Agencies as soon as practicable.

(d)

Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

ARTICLE X

Administrative Duties of the Servicer

SECTION 10.1

Administrative Duties.

(a)

Duties with Respect to the Indenture and Depository Agreements.  The Servicer shall perform all its duties and the duties of the Issuer under the Indenture and the other Basic Documents.  In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture and the other Basic Documents. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the other Basic Documents.  The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the other Basic Documents.  In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture and the other Basic Documents, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 6.7, 7.2, 7.3, 11.1 and 11.15 of the Indenture.

(b)

Duties with Respect to the Issuer.

(i)

In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or state or Federal securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.13 of the Trust Agreement.  In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

(ii)

Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.2(c) of the Trust Agreement.  Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(iii)

Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Owner Trustee set forth in Section 5.6(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Holders (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer and filed with the appropriate tax authorities, the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

(iv)

The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

(v)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer’s opinion, no less favorable to the Issuer in any material respect.

(vi)

The Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

(c)

Tax Matters.  The Servicer shall prepare and file, on behalf of the Depositor, so long as it is a Certificateholder, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation Forms 1099.  All tax returns will be signed by Depositor, so long as it is a Certificateholder.

(d)

Non-Ministerial Matters.  With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

A.

the amendment of or any supplement to the Indenture;

B.

the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

C.

the amendment, change or modification of this Agreement or any of the Basic Documents;

D.

the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

E.

the removal of the Indenture Trustee.

(e)

Exceptions.  Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Owner Trust Estate pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

SECTION 10.2

Records.  The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

SECTION 10.3

Additional Information to be Furnished to the Issuer.  The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

SECTION 10.4

[Reserved].

SECTION 10.5

Relocation of Receivables.  The Servicer agrees that it will not move the Receivable Files from the locations listed in Schedule B, unless the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Indenture Collateral Agent an Opinion of Counsel stating that, in the opinion of such counsel, either (a) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, the Indenture Collateral Agent and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (b) no such action shall be necessary to preserve and protect such interest.

ARTICLE XI

Miscellaneous Provisions

SECTION 11.1

Amendment.  This Agreement may be amended from time to time by the Representative, the Depositor, the Servicer and the Owner Trustee, with the consent of the Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, adversely affect in any material respect the interests of any Noteholder, Certificateholder or the Letter of Credit Provider.  An amendment shall be deemed not to adversely affect the interests of any Noteholder or Certificateholder in any material respect if either (i) each Rating Agency confirms in writing that such amendment will not result in a reduction or withdrawal of the then current rating of the outstanding Class(es) of Notes or (ii) none of the Rating Agencies, within 10 days after receipt of notice of such amendment, shall have notified the Depositor, the Servicer or the Issuer in writing that such amendment will result in a reduction or withdrawal of the then current rating of the outstanding Class(es) of Notes (provided, that the Servicer or the Depositor shall have delivered to the Indenture Trustee an Officer’s Certificate confirming that the Rating Agencies have received notice of such amendment).

This Agreement may also be amended from time to time by the Representative, the Depositor, the Servicer and the Owner Trustee, the consent of the Indenture Trustee, the Letter of Credit Provider, the consent of the Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes and the consent of the Holders of Certificates evidencing not less than a Percentage Interest greater than 50% for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the outstanding principal amount of the Notes and the Percentage Interests, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Certificates, of each Class affected thereby.

Promptly after the execution of any such amendment or consent pursuant to either of the preceding paragraphs, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Letter of Credit Provider and the Rating Agencies.

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders or Certificateholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee, as applicable, may prescribe.

Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.2(i)(1) has been delivered.  The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s, the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 11.2

Protection of Title to Trust.  (a)  The Servicer shall authorize and file or cause to be filed such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Indenture Collateral Agent on behalf of the Noteholders and the Certificateholders in the Receivables and in the proceeds thereof.  The Servicer shall deliver (or cause to be delivered) to the Indenture Trustee, the Owner Trustee and the Indenture Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)

Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC or any successor provision, unless it shall have given, the Owner Trustee and the Indenture Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.  Promptly upon such filing, the Depositor or the Servicer, as the case may be, shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel in form and substance reasonably satisfactory to the Indenture Trustee stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

(c)

Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days’ prior written notice of any change of the Depositor’s or the Servicer’s “location” (determined as provided in Section 9-307 of the UCC or any successor provision) or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.  The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal place of business and “location” (determined as provided in Section 9-307 of the UCC or any successor provision), within the United States of America.

(d)

The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e)

The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Collateral Agent for the benefit of the Indenture Trustee on behalf of the Certificateholders and the Noteholders in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Collateral Agent for the benefit of the Indenture Trustee.  Indication of the Issuer’s and the Indenture Trustee’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

(f)

If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Collateral Agent on behalf of the Letter of Credit Provider and the Indenture Trustee on behalf of the Noteholders.

(g)

The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer’s records regarding any Receivable or any other portion of the Trust Property.  The preceding sentence shall not create any duty or obligation on the part of the Indenture Trustee to perform any such acts.

(h)

Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(i)

The Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

(1)

Upon the execution and delivery of this Agreement and, if required pursuant to Section 11.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) no such action shall be necessary to preserve and protect such interest; and

(2)

On or before October 30 of each calendar year, a certificate signed by the Secretary or Assistant Secretary of the Servicer and an authorized officer of the managing member of the Depositor stating that, to such officer’s knowledge, following consultation with counsel, the Servicer or the Depositor, as applicable, has determined that it was not necessary or desirable to file any continuation UCC financing statement or other UCC financing statement during such fiscal year in order to maintain the perfection of the Indenture Collateral Agent’s security interest, for the benefit of the Noteholders, in the Trust Property or if the Servicer or the Depositor has determined that any such filing was necessary or desirable, describing the reason for any such filing and attaching a copy thereof to such certificate.

Each Opinion of Counsel referred to in clause (l) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

(j)

The Depositor shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

(k)

On or before December 31 of each year, the Servicer shall forward to the Owner Trustee a list of the scheduled holidays in California for the following calendar year.

SECTION 11.3

Notices.  All demands, notices and communications upon or to the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, the Letter of Credit Provider or the Rating Agencies under this Agreement shall be in writing, personally delivered, delivered by overnight courier, mailed by certified mail, return receipt requested, or sent by e-mail if an e-mail address is provided and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 47 West 200 South, Suite 500, Salt Lake City, Utah 84101, Attention: Harold E. Miller, Jr., with a copy to Franklin Resources, One Franklin Parkway, San Mateo, California 94403, Attention: Jennifer Bolt; (b) in the case of the Servicer, to 47 West 200 South, Suite 500, Salt Lake City, Utah 84101, Attention: Harold E. Miller, Jr., with a copy to Franklin Resources, One Franklin Parkway, San Mateo, California 94403, Attention:  Jennifer Bolt; (c) in the case of the Representative, to One Franklin Parkway, San Mateo, California 94403, Attention: Jennifer Bolt; with a copy to One Franklin Parkway, San Mateo, California 94403, Attention: Barbara J. Green,  (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee (as defined in the Trust Agreement), with a copy to Deutsche Bank Trust Company Americas, 60 Wall Street, 26th Floor, New York, New York 10005; Attention: Structured Finance Series Trust & Securities Services; (e) in the case of the Indenture Trustee or the Indenture Collateral Agent, at the Corporate Trust Office; (f) in the case of the Letter of Credit Provider, Deutsche Bank AG, New York Branch, 60 Wall Street, New York, NY 10005, Attention: Structured Finance Services-Trust & Securities Services; (g) in the case of Moody’s, either to Moody’s Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 or ServicerReports@moodys.com; and (h) in the case of Standard & Poor’s, to Standard & Poor’s Ratings Group, 55 Water Street, New York, New York 10041, Attention:  Asset Backed Surveillance Department.  Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or Note Register, as applicable.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder or Noteholder shall receive such notice.

SECTION 11.4

Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Owner Trustee and the Indenture Trustee, the Letter of Credit Provider and the Holders of Notes evidencing not less than 66% of the Outstanding Amount of the Notes of the Controlling Class.

SECTION 11.5

Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee and for the benefit of the Certificateholders, the Indenture Trustee, the Indenture Collateral Agent and the Noteholders, as third-party beneficiaries.  Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person, other than express third-party beneficiaries, any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.6

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.7

Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.8

Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.9

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.10

Assignment to Indenture Trustee.  The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee or the Indenture Collateral Agent pursuant to the Indenture for the benefit of the Issuer Secured Parties (as defined in the Indenture) of all right, title and interest of the Issuer in, to and under the Receivables, the other Receivables Property and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Indenture Trustee or the Indenture Collateral Agent.

SECTION 11.11

Nonpetition Covenants.  (a)  Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition, or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b)

Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce to, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

SECTION 11.12

Limitation of Liability of Owner Trustee, Indenture Trustee and Indenture Collateral Agent.  (a)  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b)

Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Citibank, N.A., not in its individual capacity but solely as Indenture Trustee and as Indenture Collateral Agent, and in no event shall Citibank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 11.13

Independence of the Servicer.  For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 11.14

No Joint Venture.  Nothing contained in this Agreement (i) shall be deemed to confer on the Servicer and either of the Issuer or the Owner Trustee membership in any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 11.15

Third-Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Each of the Letter of Credit Provider, the Indenture Trustee and the Indenture Collateral Agent and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Agreement, except as expressly limited by the terms hereof.

SECTION 11.16

Intent of the Parties; Reasonableness.  The Seller, Servicer, the Depositor, Sponsor and Issuer acknowledge and agree that the purpose of Sections 4.10, 4.17 and 4.18 of this Agreement is to facilitate compliance by the Issuer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

None of the Sponsor, the Servicer, the Depositor nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer or the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with this transaction, the Servicer shall cooperate fully with the Issuer to deliver to the Issuer or the Depositor, as applicable (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer or the Depositor to permit the Issuer to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Issuer or the Depositor to be necessary in order to effect such compliance.

The Issuer and the Depositor (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment of the Issuer or the Depositor, as applicable, to comply with Regulation AB.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

FRANKLIN AUTO TRUST 2006-1

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE
not in its individual capacity but solely as Owner Trustee on behalf of the Trust,

By:

 /s/ Jenna Kaufman

Name: Jenna Kaufman
Title: Attorney in fact

FRANKLIN RECEIVABLES LLC,
Depositor

By:  FRANKLIN CAPITAL CORPORATION,

  as managing member

By:

_/s/  Harold E. Miller, Jr.

Name: Harold E. Miller, Jr.
Title: President/CEO

FRANKLIN CAPITAL CORPORATION,
Servicer

By:

 /s/ Harold E. Miller, Jr.

Name:

Harold E. Miller, Jr.
Title: President/CEO

FRANKLIN RESOURCES, INC.,
Representative

By:

 /s/ Jennifer J. Bolt

Name: Jennifer J. Bolt
Title: Executive Vice President- Operations-Techonolgy

Acknowledged and Accepted:

CITIBANK, N.A., not
in its individual capacity
but solely as Indenture Trustee

By:

 /s/ Jennifer McCourt

Name:

Jennifer McCourt
Title:

Vice President

Acknowledged and Accepted:

DEUTSCHE BANK TRUST COMPANY DELAWARE,
not in its individual capacity
but solely as Owner Trustee

By:

 /s/ Jenna Kaufman

Name:

Jenna Kaufman
Title: Attorney in fact

Acknowledged and Accepted:

CITIBANK, N.A.,
not in its individual capacity
but solely as Indenture Collateral
Agent

By:

 /s/ Jennifer McCourt

Name:

 Jennifer McCourt
Title:

Vice President

SCHEDULE A

Schedule of the Receivables

(Delivered to Indenture Trustee at Closing)

SCHEDULE B

Location of Receivables

Franklin Capital Corporation
47 West 200 South, Suite 500
Salt Lake City, Utah  84101

Downtown Self Storage
255 West 200 South
Salt Lake City, Utah  84101

EXHIBIT A

Form of Servicer’s Certificate

(See Attached)

EXHIBIT B

FORM OF ANNUAL CERTIFICATION

Re:

The Sale and Servicing Agreement dated as of September 1, 2006 (the “Agreement”), among Franklin Auto Trust 2006-1 (the “Issuer”), Franklin Receivables LLC (“Franklin LLC” or the “Depositor”), Franklin Capital Corporation (the “Servicer”) and Franklin Resources, Inc.

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Receivables by the Company during 200[ ] that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuer, the Depositor, the Owner Trustee and the Indenture Trustee.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer and the Depositor.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:  ________________________
Name:
Title:

Exhibit C

FORM OF MONTHLY NOTEHOLDER STATEMENT

FRANKLIN AUTO TRUST 2006-1

Class A-1 5.36% Asset-Backed Notes

Class A-2 5.20% Asset-Backed Notes

Class A-3 5.04% Asset-Backed Notes

Class A-4 5.03% Asset-Backed Notes

Class B 5.14% Asset-Backed Notes

Class C 5.41% Asset-Backed Notes

Distribution Date:

Monthly Period:

Determination Date

Record Date:

Under the Sale and Servicing Agreement dated as of September 1, 2006 (the “Sale and Servicing Agreement”) among Franklin Capital Corporation, as servicer, Franklin Receivables LLC, as seller, Franklin Resources, Inc., as representative, and Franklin Auto Trust 2006-1, as issuer, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month.  The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to those terms in the Sale and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.

1.  Notes.

(a)

The aggregate amount of the
distribution with respect to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(b)

The amount of the distribution set
forth in paragraph A.1.(a) above in
respect of interest on:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(c)

The amount of the distribution set
forth in paragraph A.1.(a) above in
respect of principal of:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(d)

 [Reserved]

(e)

The amount of the distribution set
forth in paragraph A.1.(a) above
per $1,000 interest in:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(f)

The amount of the distribution set
forth in paragraph A.1.(b) above
per $1,000 interest in:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(g)

The amount of the distribution set
forth in paragraph A.1.(c) above
per $1,000 interest in:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(h)

The amount of the distribution set
forth in paragraph A.1.(d) above
per $1,000 interest in:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

2.  Available Funds.

(a)

Interest Collections:

(b)

Principal Collections:

(c)

Prepayments in full:

(d)

Liquidation proceeds:

(e)

Recoveries:

(f)

Total Collections:

B.  Information Regarding the Performance of the Trust.

1.  Pool Balance and Note Principal Balance.

(a)

(i)  The Pool Balance at the close of business on

the last day of the prior Monthly Period

$________

(ii)

The Pool Balance at the close of business on

the last day of the Monthly Period

$________

(b)

(i)  The aggregate outstanding principal amount
of each Class of Notes before giving effect
to payments allocated to principal as set
forth in Paragraph A.1(c) above with respect
to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(ii) The aggregate outstanding principal amount
of each Class of Notes after giving effect
to payments allocated to principal as set
forth in Paragraph A.1(c) above with respect
to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(c)

(i)  The Note Pool Factor for each Class of Notes
before giving affect to the
payments set forth in paragraph A.1(c) with respect to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(ii)  The Note Pool Factor for each Class of Notes
after giving affect to the
payments set forth in paragraph A.1(c) with respect to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(d)

The amount of aggregate Realized Losses for

the second preceding Monthly Period

$________

(e)

The aggregate Purchase Amount for

all Receivables that were repurchased

in the Monthly Period

$________

(f)

Weighted Average Coupon

_______%

(g)

Weighted Average Remaining Term

_______%

2.  Servicing Fee and Other Fees.

The aggregate amount of the Servicing

Fee paid to the Servicer with respect

to the preceding Monthly Period

$________

Change in Servicing Fee paid with respect

to the preceding Monthly Period and the

Servicing Fee paid with respect to the next

Preceding Monthly Period

$________

The aggregate amount of the Additional Servicing

Fee paid to the Servicer with respect

to the preceding Monthly Period

$________

The aggregate amount of the Servicing

Fee shortfall, if any, to the Servicer with respect

to the preceding Monthly Period

$________

The aggregate amount of the trustee

fees paid, if any, which were not paid directly by the

Servicer with respect to the preceding Monthly Period

$________

3.  Payment Shortfalls.

(a)

The amount of the Noteholders’ Interest

Carryover Shortfall after giving effect

to the payments set forth in paragraph

A.1(b) above with respect to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

(b)

The amount of the Noteholders’ Interest
Carryover Shortfall set forth in paragraph
B.3.(a) above per $1,000 interest with
respect to:

the Class A-1 Notes

$________

the Class A-2 Notes

$________

the Class A-3 Notes

$________

the Class A-4 Notes

$________

the Class B Notes

$________

the Class C Notes

$________

4.  Extensions, Deferrals and Modifications.

(a)

The number of extensions and deferrals

 granted by the Servicer during the

preceding Monthly Period

$________

(b)

The aggregate principal balance (as of the end

of the Monthly Period) of all Contracts on which

an extension or deferral has been granted by

the Servicer during the preceding Monthly Period

$________

(c)

The number of all Contracts on which

modifications has been granted by the Servicer

during the preceding Monthly Period

$________

(d)

The aggregate principal balance (as of the

end of the Monthly Period) of all Contracts

on which modifications has been granted by

the Servicer during the preceding Monthly Period

$________

5.  Other Information.

(a)

The aggregate amount of collections by

the Servicer during the preceding Monthly Period

$________

(b)

The aggregate amount which was

received by the Trust from the Servicer

during the preceding Monthly Period

$________

(c)

The aggregate amount of reimbursements to

the Letter of Credit Provider during the preceding Monthly Period

$________

(d)

The number of Receivables that are delinquent

for over:

30 days	_______
60 days	_______
90 days	_______

(e)

Credit Enhancement Target Amount

$________

(f)

Total Required Payment

$________

(g)

Cumulative Net Loss Percentage as of current Distribution Date

_______%

(h)

Cumulative Net Loss Percentage as of preceding Distribution Date

_______%

(i)

Cumulative Net Loss Trigger in effect (Yes/No)

________

6.  Letter of Credit.

(a)

The Letter of Credit Available Amount

$________

(b)

The Letter of Credit Commitment Fee

$________

(c)

The Letter of Credit Draw Amount

$________

(d)

The Letter of Credit Reduction Amount

$________

7.  Spread Account

(a)

The Specified Spread Account Balance

$________

(b)

The Spread Account Excess Amount

$________

(c)

The Spread Account Transfer Amount

$________

(d)

The Spread Account Deposit Amount

$________